Exhibit 10.1

AMENDED AND RESTATED SECURITY AGREEMENT

dated as of  March 26, 2015
(effective as of April 13, 2015)

among

UNITED RENTALS, INC.,

UNITED RENTALS (NORTH AMERICA), INC.

and certain of their Subsidiaries,
as the Grantors,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Note Trustee and Collateral Agent

SECTION 23.	Grant of License to Use Proprietary Rights	29

SECTION 24.	Limitation on the Collateral Agent’s and the Other Secured Parties’ Duty in Respect of Collateral	29

SECTION 25.	Miscellaneous	29

Annexes

Annex A	-	Definitions

Schedules

Schedule I	-	Pledged Equity and Pledged Debt

Schedule II	-	Jurisdictions of Organization

Schedule III	-	Patents, Trademarks and Copyrights

Exhibits

Exhibit A	-	Security Agreement Supplement

Exhibit B	-	Secured Party Security Agreement Supplement

AMENDED AND RESTATED SECURITY AGREEMENT

This Amended and Restated Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is dated as of March 26, 2015 and effective as of April 13, 2015 among UNITED RENTALS, INC., a Delaware corporation (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Company”), the other Persons listed on the signature pages hereof as a Grantor (together with Holdings, the Company and each Additional Grantor, the “Grantors”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture (in such capacity, together with any successor trustee, the “Note Trustee”), each Additional Second Lien Agent from time to time party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as collateral agent for the Secured Parties (in such capacity, together with any successor collateral agent pursuant to Section 21(f), the “Collateral Agent”).

W I T N E S S E T H :

WHEREAS, on March 9, 2012, the Company and the other Grantors entered into that certain indenture pursuant to which the Company’s 5.75% Senior Secured Notes due 2018 were issued (the “2012 Secured Indenture”);

WHEREAS, pursuant to the 2012 Secured Indenture, the Grantors entered into the Security Agreement, dated as of July 23, 2012 (the “Original Security Agreement”), among the Grantors, the trustee under the 2012 Secured Indenture and the Collateral Agent, in order to grant to the Collateral Agent (for the ratable benefit of the secured parties thereunder) a second priority security interest in the Collateral (as herein defined) to secure their respective Indenture Obligations;

WHEREAS, on March 26, 2015, the Company, the other Grantors, the Note Trustee and the Collateral Agent entered into the Indenture pursuant to which the Company’s 4.625% Senior Secured Notes due 2023 were issued;

WHEREAS, on March 26, 2015, the Note Trustee entered into a Secured Party Security Agreement Supplement as an “Additional Second Lien Agent” under the Original Security Agreement (the Original Security Agreement as supplemented by the Secured Party Security Agreement Supplement, the “Existing Security Agreement”);

WHEREAS, the parties hereto desire to amend and restate the Existing Security Agreement in its entirety on the terms and subject to the conditions hereinafter set forth;

WHEREAS, pursuant to the Indenture, the Grantors are permitted to incur Additional Second Lien Debt constituting Additional Second Lien Obligations pursuant to which holders of such Additional Second Lien Obligations (or a representative thereof) shall join this Agreement and the Grantors shall grant to the Collateral Agent (for the ratable benefit of such holders of such Additional Second Lien Obligations), a second priority security interest in the Collateral to secure their respective Additional Second Lien Obligations;

WHEREAS, the relative rights, remedies and priorities of the Secured Parties and the First Lien Secured Parties in respect of the Collateral are governed by the Intercreditor Agreement, dated as of March 9, 2012 (as supplemented by the Joinder Agreement to the Intercreditor Agreement dated as of March 26, 2015, by the Note Trustee and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Credit Agreement Agent, each Additional First Lien Agent (as defined therein) from time to time party thereto, the trustee under the 2012 Secured Indenture, the Collateral Agent, and any Additional Second Lien Agent from time to time party thereto;

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate, effective as of April 13, 2015, the Existing Security Agreement to read in its entirety as follows:

SECTION 1.                            Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings given to them in Schedule A hereto.  All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction (the “UCC”) to the extent the same are used or defined therein. All references to any asset described in the definition of the term “Collateral”, or to any proceeds thereof, shall be deemed to be references thereto except to the extent such asset is an Excluded Asset.

SECTION 2.                            Grant of Lien.  (a)  As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by each Grantor of all of the present and future Secured Obligations of such Grantor, each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of such Grantor’s right, title and interest in or to any and all of the following properties and assets of such Grantor and all powers and rights of such Grantor in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):

(i)                                     all Accounts;

(ii)                                  all Inventory, including all Rental Equipment;

(iii)                               all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;

(iv)                              all documentation evidencing rights in any Inventory or Equipment, including all certificates, certificates of title, manufacturer’s statements of origin, and other collateral instruments;

(v)                                 all contract rights, including contract rights in respect of any Like-Kind Exchange;

(vi)                              all Chattel Paper;

(vii)                           all Documents;

(viii)                        all Instruments;

(ix)                              all Supporting Obligations and Letter-of-Credit Rights;

(x)                                 all General Intangibles (including Payment Intangibles and Software);

(xi)                              all Goods;

(xii)                           all Equipment;

(xiii)                        all Investment Property, including the following (the “Security Collateral”):

(A)                               the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(B)                               all additional shares of stock and other equity interests of or in any issuer of the Initial Pledged Equity, any successor entity or any other entity from time to time organized, created or acquired by such Grantor in any manner (such equity interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all subscription warrants, rights or options issued thereon or with respect thereto;

(C)                               the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt; and

(D)                               all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(xiv)                       all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Collateral Agent, any Second Lien Agent, the Credit Agreement Agent, any Lender (as defined in the Credit Agreement) or any of their Affiliates;

(xv)                          all of such Grantor’s Material Accounts, credits, and balances with and other claims against the Collateral Agent, any Second Lien Agent, the Credit Agreement Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including all Payment Accounts;

(xvi)                       all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and

(xvii)                    all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;

provided, however, the “Collateral” shall not include the following (collectively, the “Excluded Assets”):

(a)                                 any rights, titles or interests of a Grantor in any instrument, permit, General Intangible, Lease, license or agreement to which such Grantor is a party (other than any of the foregoing with or by any other Grantor or any Subsidiary or other controlled Affiliate of a Grantor) or any of its right, title or interest thereunder to the extent, but only to the extent, that a grant of a security interest therein to the Collateral Agent would, under the terms of such instrument, permit, General Intangible, Lease, license or agreement, result in a breach of the terms of, or constitute a default under, or result in the abandonment, invalidation or unenforceability of or create a right of termination in favor of or require the consent (which has not been obtained or waived) of any other party under, such instrument, permit, General Intangible, Lease, license or agreement, provided that the foregoing exclusion shall not be construed to apply to the extent any such term is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409) or any other applicable law so that no breach, default, abandonment, invalidity or unenforceability would occur;

(b)                                 any asset to the extent the granting of a security interest therein to the Collateral Agent is prohibited by applicable law or would require the consent, approval, license or authorization of any Governmental Authority or other third party (except a Grantor or any Subsidiary or other controlled Affiliate of a Grantor) that has not been obtained or waived; provided that the foregoing exclusion shall not be construed to apply to the extent any such prohibition or requirement for consent, approval, license or authorization is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409) or any other applicable law;

(c)                                  any of the outstanding voting equity or other voting ownership interests of a Foreign Subsidiary or Foreign Subsidiary Holding Company in excess of 65% of the voting power of all classes of equity or other ownership interests of such Foreign Subsidiary or Foreign Subsidiary Holding Company entitled to vote;

(d)                                 any ‘‘intent-to-use’’ United States of America based trademark or service mark application until such time that a statement of use has been filed with the United States Patent and Trademark Office for such application, unless the grant of a security interest therein would not render such ‘‘intent-to-use’’ based trademark or service mark application invalid or subject to cancellation;

(e)                                  any property that is subject to a Lien securing purchase money obligations, Capital Lease Obligations (as defined in the Credit Agreement) or sale/leaseback Indebtedness permitted under the Indenture and Additional Second Lien Agreements (if any) pursuant to documents that prohibit such Grantor from granting any other Liens in such property, and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived, and only for so long as such Indebtedness remains outstanding;

(f)                                   (i) any assets subject to a Securitization Transaction or (ii) Accounts, Leases, contractual rights or any other assets subject to any Like-Kind Exchange;

(g)                                  the equity interests, and any certificates or instruments in respect thereof, in United Rentals of Nova Scotia (No. 1), ULC and United Rentals of Nova Scotia (No. 2), ULC or any other unlimited liability company organized under the laws of Nova Scotia;

(h)                                 the equity interests, and any certificates or instruments in respect thereof, in any joint venture or non-wholly owned Subsidiary, the governing agreements of which prohibit the pledge or other granting of security over equity interests in such Subsidiary and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived;

(i)                                     any real property or any fee interest or leasehold interest in real property, including fixtures affixed or attached thereto;

(j)                                    any Titled Goods (other than Merchandise and Consumables Inventory and Rental Equipment);

(k)                                 any Letter-of-Credit Rights not constituting Supporting Obligations in respect of any Collateral to the extent any of the Grantors is required by applicable law to apply the proceeds of a drawing of such letter of credit for a specified purpose (other than a payment to a Grantor);

(l)                                     any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property in each instance governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof;

(m)                             any asset not required to be pledged as security for the First Lien Obligations under the Credit Agreement;

(n)                                 any asset with respect to which the Credit Agreement Agent and the Company have reasonably agreed in a writing delivered to the Notes Collateral Agent that the cost of creating and/or perfecting a security interest therein is excessive in relation to the benefit to the First Lien Secured Parties of the security to be afforded thereby; and

(o)                                 Excluded Stock Collateral (as defined below) but only to the extent that the inclusion of such Excluded Stock Collateral in the Collateral would require the Company to file separate financial statements for any subsidiary with the SEC (or any other governmental agency).

Subject to any limitations set forth herein, all of the Secured Obligations of any Grantor shall be secured by all of the Collateral of such Grantor and any other property of such Grantor that secures any of the Secured Obligations (but in any event subject to the prior security interests granted to the First Lien Secured Parties as provided in the Intercreditor Agreement).

SECTION 3.                            Perfection and Protection of Security Interest.  (a) Except as explicitly set forth herein or in the Indenture and Additional Second Lien Agreements (if any) and subject to the Intercreditor Agreement, each Grantor shall, at its expense, perform all steps reasonably required to perfect, maintain or protect the Collateral Agent’s Liens (subject in each case to the prior security interest granted to the First Lien Secured Parties as provided in the Intercreditor Agreement), including:  (i) executing and filing financing or continuation statements, and amendments thereof; (ii) executing, delivering and/or filing and recording in all appropriate offices the Intellectual Property Security Agreement (to the extent required under the Indenture or any other Second Lien Documents to which such Grantor is a party); (iii) causing certificates of title to be issued for all Titled Goods, the Collateral Agent’s Lien to be noted thereon in each case in accordance with the provisions of the Indenture and the other Second Lien Documents to which such Grantor is a party; (iv) when an Event of Default has occurred and is continuing, placing notations on such Grantor’s books of account to disclose the Collateral Agent’s Liens; (v) taking such other steps reasonably necessary or desirable to maintain and protect the Collateral Agent’s Liens in the Collateral and (vi) in the case of the Security Collateral, (A) if any Pledged Debt shall be evidenced by a promissory note or other instrument with an individual amount in excess of $10,000,000, deliver and pledge to the Applicable Agent such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Applicable Agent and (B) deliver and pledge to the Applicable Agent (in the case of the Collateral Agent, for benefit of the Secured Parties) certificates representing Pledged Equity that constitutes certificated securities, accompanied by undated stock powers executed in blank; provided that notwithstanding any other provision of this Agreement, none of the Grantors will be required to (i) take any action in any jurisdiction other than the United States of America (including any state thereof), or required by the laws of any such non-U.S. jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to either create any security interests (or other Liens) in assets located or titled outside of the United States of America (including any state thereof) or to perfect any security interests (or other Liens) in any non-U.S. Collateral, (ii) deliver landlord lien waivers, estoppels or collateral access letters or (iii) file any fixture filing with respect to any security interest in fixtures affixed to or attached to any real property.

(b)                                 Subject to the Intercreditor Agreement, unless the Collateral Agent (with the written consent of the Authorized Second Lien Representatives) shall otherwise consent in writing (which consent may be revoked at any time and from time to time), each Grantor shall deliver to the Applicable Agent all the Collateral consisting of negotiable Documents, Chattel Paper and Instruments (other than checks received and processed in the ordinary course), in each case, with an individual value in excess of $10,000,000, promptly after such Grantor receives the same, but if an Event of Default has occurred and is continuing, each Grantor agrees to deliver to the Applicable Agent all such Collateral (regardless of value) upon the Applicable Agent’s request.

(c)                                  Upon obtaining an interest therein (but in the case of clause (ii) below, within 90 days of the date hereof), unless waived by the Collateral Agent (with the written consent of the Authorized Second Lien Representatives) in writing (which waiver may be revoked at any time and from time to time), each Grantor, subject to the Intercreditor Agreement, shall obtain control or blocked account agreements, in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by (i) each securities intermediary, and commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor, except for securities and commodities accounts of the Grantors that are not Material Accounts, and (ii) each depository bank at which such Grantor maintains a Material Account.

(d)                                 If any Grantor is or becomes the beneficiary of a letter of credit with an individual face amount in excess of $10,000,000, other than a letter of credit not constituting Supporting Obligations in respect of any Collateral pursuant to which such Grantor is required by applicable law to apply the proceeds of a drawing of such letter of credit for a specified purpose (other than a payment to a Grantor), such Grantor shall promptly notify the Collateral Agent thereof and, subject to the Intercreditor Agreement, unless otherwise consented by the Collateral Agent (with the written consent of the Authorized Second Lien Representatives), use its commercially reasonable efforts to enter into a tri-party agreement with the Collateral Agent and the issuer and/or confirming bank with respect to Letter-of-Credit Rights, whereby such Grantor assigns such Letter-of-Credit Rights to the Collateral Agent and, after the Discharge of First Lien Obligations has occurred, directs all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Collateral Agent.

(e)                                  Subject to the Intercreditor Agreement, each Grantor shall take all commercially reasonable steps necessary to grant the Collateral Agent control of all electronic chattel paper in accordance with the UCC or other applicable law and all “transferable records” as defined in the Uniform Electronic Transactions Act.

(f)                                   Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any UCC or other applicable filing office in the United

States any financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New York or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including where applicable whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor.  Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon request.  Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any UCC or other applicable filing office in the United States any like financing statements or amendments thereto if filed prior to the date hereof.

(g)                                  Each Grantor shall promptly notify the Collateral Agent of any commercial tort claim (as defined in the UCC) with a value estimated in good faith by the Company to be in excess of $10,000,000, initiated or acquired by it and unless otherwise consented by the Collateral Agent (with the written consent of the Authorized Second Lien Representatives), such Grantor shall enter into a supplement to this Agreement, granting to the Collateral Agent a Lien in such commercial tort claim.

(h)                                 Until the Discharge of Secured Obligations has occurred, the Collateral Agent’s Liens shall continue in full force and effect in all the Collateral, provided that, subject to the Intercreditor Agreement, the Collateral Agent agrees to release its Lien in any Collateral that is sold or disposed of by a Grantor as permitted pursuant to the Second Lien Documents subject to the satisfaction of any conditions to release (if any) set forth in the Second Lien Documents, including the continuance of the Collateral Agent’s Lien in any proceeds of such released Collateral.

(i)                                     Each Grantor will give prompt written notice to the Collateral Agent of any change in its name, legal form or jurisdiction of organization (whether by merger or otherwise) (and in any event, within 30 days of such change); provided that such Grantor shall deliver to the Collateral Agent all additional financing statements and other documents reasonably necessary or desirable to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably necessary or desirable to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the Collateral Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Grantor. Upon any such approval such Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the Collateral Agent.

(j)                                    No Grantor shall enter into any contract or agreement that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Leases, Instruments or Payment Intangibles or the proceeds of the foregoing to the Collateral Agent, except for any agreement permitted pursuant to Section 10.15 of the Indenture.

(k)                                 Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Collateral Agent without the prior written consent of the Collateral Agent and agrees that it will not do so without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(l)                                     Subject to the Intercreditor Agreement, with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor shall, to the extent the issuer thereof is a controlled Affiliate of the Grantor, or otherwise use its commercially reasonable efforts to, cause the issuer thereof either (i) to register the Applicable Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor, the Applicable Agent and, to the extent not the Applicable Agent, the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Applicable Agent in accordance with this Agreement and the applicable Second Lien Documents without further consent of such Grantor.

(m)                             Subject to the Intercreditor Agreement, each Grantor agrees that it will  pledge hereunder, promptly following its acquisition thereof, any and all additional Security Collateral (subject to any limitations contained herein with respect thereto) and deliver to the Applicable Agent (in the case of the Collateral Agent, for the benefit of the Secured Parties) certificates or instruments representing any such Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank.

SECTION 4.                            [Reserved].

SECTION 5.                            Jurisdiction of Organization.  Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties that as of the date hereof:  (a) Schedule II hereto identifies (i) such Grantor’s name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (ii) the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), (iii) the organizational identification number issued by such Grantor’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (iv) the jurisdiction in which such Grantor is incorporated or organized; and (b) such Grantor has only one state, province or territory of incorporation or organization.

SECTION 6.                            Title to, Liens on, and Sale and Use of Collateral.  Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties and agrees with the Collateral Agent and the other Secured Parties that such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens (including the prior security interest granted to the First Lien Secured Parties as provided in the Intercreditor Agreement).

SECTION 7.                            Access and Examination. Subject to the terms of the Intercreditor Agreement, during the continuance of an Event of Default, the Collateral Agent may, without expense to the Collateral Agent, use such of each Grantor’s respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Collateral Agent’s Liens.  Subject to the terms of the Indenture and Additional Second Lien Agreements (if any)

and the Intercreditor Agreement, following consultation with and notice to the Grantors, or without such notice and consultation during the continuance of an Event of Default, the Collateral Agent shall have the right, in the Collateral Agent’s name or in the name of a nominee of the Collateral Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, Leases, or other Collateral, by mail, telephone, or otherwise.

SECTION 8.                            [Reserved].

SECTION 9.                            Limitation on Pledged Equity.

(a)                                 The stock, Capital Stock and other securities of a Subsidiary of the Company otherwise constituting Security Collateral will constitute Security Collateral for the benefit of the Secured Parties only to the extent that such stock, Capital Stock and other securities can secure the Indenture Obligations without Rule 3-16 of Regulation S-X under the Securities Act (or any other law, rule or regulation) requiring separate financial statements of such Subsidiary to be filed with the SEC (or any other governmental agency).  In the event that Rule 3-16 of Regulation S-X under the Securities Act (or any such other law, rule or regulation) requires or is amended, modified or interpreted by the SEC (or such other governmental agency) to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or such other governmental agency) of separate financial statements of any Subsidiary due to the fact that such Subsidiary’s stock, Capital Stock or other securities secure the Indenture Obligations, then the stock, Capital Stock and other securities of such Subsidiary shall automatically be deemed not to be part of the Security Collateral for the benefit of the Secured Parties (but only to the extent necessary to cause such financial statement requirement not to be applicable with respect to such Subsidiary) (such excluded portion of the stock, Capital Stock and other securities is referred to herein as the “Excluded Stock Collateral.”)

(b)                                 Notwithstanding the foregoing, if Rule 3-16 of Regulation S-X under the Securities Act (or such other law, rule or regulation) is thereafter amended, modified or interpreted by the SEC (or such other governmental agency) to permit (or is replaced with another rule or regulation, or any law, rule or regulation is adopted, which would permit) such Subsidiary’s stock, Capital Stock and other securities to secure the Indenture Obligations in excess of the amount then pledged without filing with the SEC (or such other governmental agency) of separate financial statements of such Subsidiary, then the stock, Capital Stock and other securities of such Subsidiary shall automatically be deemed to be a part of the Security Collateral for the benefit of the Secured Parties (but only to the extent not resulting in such financial statement requirement becoming applicable with respect to such Subsidiary) and such portion of the stock, Capital Stock and other securities of such Subsidiary so deemed to be part of the Security Collateral shall automatically cease to be Excluded Stock Collateral for purposes hereof.

SECTION 10.                     Inventory; Perpetual Inventory.  Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties and agrees with the Collateral Agent and the other Secured Parties that all of the Inventory owned by such Grantor is and will be held for sale or lease in the ordinary course of such Grantor’s business, and is and will be fit

(ordinary wear and tear and casualty events excepted) for such purposes, except to the extent as would not reasonably be expected to result in a Material Adverse Effect.

SECTION 11.                     Documents, Instruments and Letter-of-Credit Rights.  Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties and agrees with the Collateral Agent and the other Secured Parties that all goods constituting Collateral evidenced by Documents, Instruments and Letter-of-Credit Rights are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens (including the prior security interest granted to the First Lien Secured Parties as provided in the Intercreditor Agreement).

SECTION 12.                     Leases and Other Chattel Paper.  (a) Each Grantor hereby represents and warrants to the Collateral Agent and the other Secured Parties and agrees with the Collateral Agent and the other Secured Parties, with respect to such Grantor’s Leases, that (except, in each case, as would not be reasonably expected to have a Material Adverse Effect):  (i) each Lease represents a bona fide lease of goods by such Grantor in the ordinary course of such Grantor’s business; (ii) all amounts described as being payable by a lessee in any existing Lease are for a liquidated amount payable by such lessee thereon on the terms set forth in such Lease, without any offset, deduction, defense, or counterclaim except in the ordinary course of business; (iii) each copy of a Lease delivered to the Collateral Agent by such Grantor will be a genuine copy of the original of such Lease; and (iv) (except in the case of Progress Billings) all goods described in any Lease that has been delivered to the Collateral Agent shall be or will have been delivered to and accepted by the lessee thereunder (subject to the terms of such Lease).

(b)                                 Subject to the Intercreditor Agreement, no Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Lease unless upon such Grantor’s receipt of any such instrument, unless otherwise agreed by the Collateral Agent or if such single instrument has a face value that does not exceed $10,000,000, such Grantor promptly delivers such instrument to the Applicable Agent, endorsed by such Grantor to the Applicable Agent in a manner reasonably satisfactory in form and substance to the Applicable Agent.

(c)                                  Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties that all Goods that are covered by such Leases and Chattel Paper are owned by such Grantor, free and clear of all Liens other than Permitted Liens (including the prior security interest granted to the First Lien Secured Parties as provided in the Intercreditor Agreement).

SECTION 13.                     Right to Cure.  Subject to the Intercreditor Agreement, the Collateral Agent shall, at the direction of the Authorized Second Lien Representatives, at no expense to the Collateral Agent, pay any amount or do any act required of any Grantor hereunder or under any other Second Lien Document in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or the Collateral Agent’s Liens therein, and which any Grantor fails to pay or do following notice by the Collateral Agent to Grantors (unless an Event of Default has occurred or is continuing, or unless the Collateral Agent, acting reasonably, believes exigent circumstances may exist, in which events, no such notice shall be required), including payment of any judgment against any Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral.  Any payment made or other action taken by the Collateral

Agent under this Section 13 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

SECTION 14.                     Power of Attorney.  Each Grantor hereby appoints the Collateral Agent and the Collateral Agent’s designee as such Grantor’s attorney, with power exercisable upon the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreement:  (a) to endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Collateral Agent’s or any of the other Secured Parties’ possession; (b) to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting the Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c)  to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Collateral Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) to send requests for verification of Accounts and Leases (other than Accounts and Leases subject to any Securitization Transactions) to Account Debtors and lessees; (e)  to complete in such Grantor’s name or the Collateral Agent’s name, any order, sale, lease or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f)  to clear Inventory through customs in such Grantor’s name, the Collateral Agent’s name or the name of the Collateral Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent that such Grantor’s authorization given in Section 3(f) of this Agreement is not sufficient, to file such financing statements with respect to this Agreement; and (h) to do all things necessary to carry out the Indenture, the Additional Second Lien Agreements (if any), this Agreement and the other Second Lien Documents in accordance with the terms thereof.  Each Grantor ratifies and approves all acts of such attorney.  This power, being coupled with an interest, is irrevocable until the Discharge of Secured Obligations has occurred.

SECTION 15.                     The Collateral Agent’s and the Other Secured Parties’ Rights, Duties and Liabilities.  (a)  As between the Grantors and the Secured Parties, each Grantor assumes all responsibility and liability arising from or relating to the use, sale, lease, license or other disposition of the Collateral.  None of the Secured Obligations shall be affected by any failure of the Collateral Agent or any of the other Secured Parties to take any steps to perfect the Collateral Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Secured Obligations.  Subject to the Intercreditor Agreement, following the occurrence and during the continuation of an Event of Default, the Collateral Agent may (but shall not be required to), and at the written direction of the Applicable Authorized Second Lien Representative shall, without notice to (except as required under the Indenture or any applicable law) or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantors for the Secured Obligations, or any other agreement now or hereafter existing between any of the Secured Parties and any Grantor.

(b)                                 It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each Lease and each of its other contracts, agreements and licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder.  Neither the Collateral Agent nor any of the other Secured Parties shall have any obligation or liability under any Lease, contract, agreement or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Collateral Agent or any of the other Secured Parties of any payment relating to any Lease, contract, agreement or license pursuant hereto.  Neither the Collateral Agent nor any of the other Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Lease, contract, agreement or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Lease, contract, agreement or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c)                                  Subject to the Intercreditor Agreement, with respect to Accounts and Leases, in each case not subject to any Securitization Transaction or Like-Kind Exchange, the Collateral Agent may, at any time after an Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following),  without prior notice to any Grantor, notify Account Debtors, parties to Leases and other Persons obligated on the Collateral that the Collateral Agent has a security interest therein, and that payments shall be made directly to the Collateral Agent, for the benefit of the Secured Parties.  Subject to the Intercreditor Agreement, upon the request of the Collateral Agent (at the written direction of the Applicable Authorized Second Lien Representative), each Grantor shall so notify Account Debtors and other Persons obligated on such Collateral.  Once any such notice has been given to any Account Debtor or other Person obligated on such Collateral and while any Event of Default exists and is continuing, no Grantor shall give any contrary instructions to such Account Debtor or other Person without the Collateral Agent’s prior written consent (at the direction of the Applicable Authorized Second Lien Representative).

SECTION 16.                     Patent, Trademark and Copyright Collateral.  (a)  Each Grantor represents and warrants to the Collateral Agent and the other Secured Parties that (i) as of the date hereof, such Grantor does not have any interest in, or title to, any material issued or applied-for patents, registered or applied-for trademarks or registered or applied-for copyrights except as set forth in Schedule III hereto, and (ii) this Agreement, together with the filing of the financing statements referred to in Section 3(f) of this Agreement, the recording of the U.S. Intellectual Property Security Agreement with the United States Patent and Trademark Office and subsequent filings for any hereafter acquired, issued or applied-for patents, registered or applied-for trademarks or issued or applied-for copyrights, are effective to create valid, perfected, second priority (subject to the prior security interests granted to the First Lien Secured Parties as provided in the Intercreditor Agreement and subject to Permitted Liens) and continuing Liens in favor of the Collateral Agent on such material patents, trademarks and copyrights.

(b)                                 Each Grantor shall notify the Collateral Agent promptly if it knows that any application or registration relating to any material patent, trademark or copyright (now or hereafter existing) owned or licensed by such Grantor will become abandoned or dedicated, or of any material and adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office, or any court) regarding such Grantor’s ownership of any material patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

(c)                                  If, before the Discharge of Secured Obligations, any Grantor shall obtain ownership of any additional issued or applied-for patent, registered or applied-for trademark or issued or applied-for copyright (except to the extent any application for a trademark is excluded from the definition of “Collateral” under subclause (c) of Section 2 of this Agreement), with respect to goods sold in such Grantor’s business, the Collateral Agent shall have a Lien in, and the provisions of Section 2 shall automatically apply to, such issued or applied-for patent, registered or applied-for trademark or issued or applied-for copyright, and also to any composite marks or other marks of such Grantor which are confusingly similar to such mark, and such Grantor shall give to the Collateral Agent prompt written notice of such ownership within thirty (30) days of the end of each calendar year (or more frequently upon the request of the Collateral Agent, if an Event of Default has occurred and is continuing) in which such Grantor obtains ownership of such patent, trademark, or copyright.  This Section 16(c) shall not apply to trademarks which are owned by others and licensed to any Grantor.

(d)                                 Each Grantor authorizes the Collateral Agent to modify this Agreement by amending Schedule III to include any additional issued or applied-for patents, registered or applied-for copyrights or registered or applied-for trademarks (other than any “intent-to-use” United States of America based trademark or service mark application, until such time that a statement of use has been filed with the United States Patent and Trademark Office for such application) owned by such Grantor and not included in Schedule III, and to have this Agreement, as amended, or any other document evidencing the security interest granted therein, recorded in the U.S. Patent and Trademark Office at the expense of such Grantor.  The Collateral Agent shall provide notice to the Grantors of any amendment or modification to be effected pursuant to this Section.  For the avoidance of doubt, the Collateral Agent shall have no obligation to take any action permitted pursuant to this section, or to determine when modification or filing as permitted by this section may be required.

(e)                                  Each Grantor shall execute and deliver any and all security agreements and other notices of the Collateral Agent’s Liens reasonably necessary to evidence the Collateral Agent’s Lien on such patent, trademark or copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(f)                                   Each Grantor shall take all actions reasonably necessary or reasonably requested by the Collateral Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such patent, trademark or copyright is not material to the conduct of its business.

(g)                                  In the event that any Grantor has knowledge that any of the material patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify the Collateral Agent in writing promptly after such Grantor learns thereof.  Each Grantor shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is not material to the conduct of its business or operations, promptly take commercially reasonable actions under the circumstances to protect such patent, trademark or copyright Collateral.

SECTION 17.                     Voting Rights; Dividends; Etc.

(a)                                 So long as no Event of Default shall have occurred and be continuing, each Grantor (i) shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof and (ii) shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Second Lien Documents; provided that such Grantor shall deliver and pledge to the Applicable Agent any such dividends or distributions payable in the form of stock to the extent required hereunder.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreement, all rights of each Grantor (i) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 17(a)(i) shall, upon written notice to such Grantor by the Collateral Agent, cease and (ii) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 17(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Applicable Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

SECTION 18.                     Indemnification.  In any suit, proceeding or action brought by the Collateral Agent or any of the other Secured Parties relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor jointly and severally agrees to save, indemnify and keep the Collateral Agent and the other Secured Parties harmless from and against all expense (including reasonable and documented attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except in the case of the Collateral Agent or any of the other Secured Parties, to the extent such expense, loss, or damage is attributable to the gross negligence, bad faith or willful misconduct of the Collateral Agent or such other Secured Party.  All such obligations of Grantors shall be and remain enforceable against and only against

Grantors and shall not be enforceable against the Collateral Agent or any of the other Secured Parties.

SECTION 19.                     Limitation on Liens on Collateral.  No Grantor will create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens (including the prior security interest granted to the First Lien Secured Parties as provided in the Intercreditor Agreement), and will defend the right, title and interest of the Collateral Agent and the other Secured Parties in and to any of such Grantor’s rights under the Collateral against the claims and demands (other than Permitted Liens (including the prior security interest granted to the First Lien Secured Parties as provided in the Intercreditor Agreement)) of all Persons whomsoever.

SECTION 20.                     Additional Second Lien Obligations Arrangements.  (a) Subject to the provisions of Section 22, (i) the Collateral Agent shall not follow any instructions with respect to the Collateral from any Non-Controlling Authorized Second Lien Representative (or any other Secured Party other than the Applicable Authorized Second Lien Representative) and (ii) no Non-Controlling Authorized Second Lien Representative or other Secured Party (other than the Applicable Authorized Second Lien Representative) shall or shall instruct the Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Collateral, whether under any Security Document, applicable law or otherwise, it being agreed that only the Collateral Agent, acting on the instructions of the Applicable Authorized Second Lien Representative and in accordance with the applicable Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to the Collateral.  Notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, the Authorized Second Lien Representatives may file a proof of claim or statement of interest with respect to the Indenture Obligations and the Additional Second Lien Obligations; (ii) the Authorized Second Lien Representatives may take any action to preserve or protect the validity and enforceability of the Liens securing the Indenture Obligations and the Additional Second Lien Obligations, provided that no such action is, or could reasonably be expected to be, (A) adverse to the holders of the other Secured Obligations or the rights of the Applicable Authorized Second Lien Representative to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of the Security Documents; (iii) the Authorized Second Lien Representatives may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Secured Parties, including any claims secured by the Collateral or otherwise make any agreements or file any motions pertaining to the Indenture Obligations and the Additional Second Lien Obligations, in each case, to the extent not inconsistent with the terms of the Security Documents; and (iv) the Authorized Second Lien Representatives may exercise any rights and remedies as unsecured creditors to the extent not inconsistent with the terms of the Security Documents or the Intercreditor Agreement.

(b)                                 Notwithstanding the equal priority of the Liens securing the Indenture Obligations and the Additional Second Lien Obligations, with respect to the Indenture Obligations and the Additional Second Lien Obligations the Collateral Agent (acting on the written instructions of the Applicable Authorized Second Lien Representative) may deal with the Collateral as if such Applicable Authorized Second Lien Representative had a senior Lien on the Collateral.  No Non-Controlling Authorized Second Lien Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Collateral Agent, Applicable Authorized Second Lien Representative or Controlling Secured Party or any other exercise by the Collateral Agent, Applicable Authorized Second Lien Representative or Controlling Secured Party of any rights and remedies relating to the Collateral, or to cause the Collateral Agent to do so.

(c)                                  Each of the Authorized Second Lien Representatives agrees that it will not accept any Lien on any Collateral for the benefit of any Secured Parties (other than funds deposited for the redemption, discharge or defeasance of the Indenture Obligations or the Additional Second Lien Obligations, as applicable) other than pursuant to the relevant Security Documents, and by executing this Agreement (or a Secured Party Security Agreement Supplement), each Authorized Second Lien Representative and the Secured Parties for which such Authorized Second Lien Representative is acting hereunder agree to be bound by the provisions of this Agreement and the other Security Documents applicable to it.

(d)                                 Each of the Secured Parties agrees that it will not contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Secured Parties in all or any part of the Collateral, or any of the provisions of the Secured Party Security Agreement Supplement or this Agreement; provided that nothing in the Security Documents shall be construed to prevent or impair the rights of any of the Collateral Agent or any Authorized Second Lien Representative to enforce the Security Documents.

(e)                                  Each Non-Controlling Secured Party acknowledges and agrees that, subject to the provisions of Section 22, the Collateral Agent shall be entitled, for the benefit of the Secured Parties, to sell, transfer or otherwise dispose of or deal with any Collateral as provided herein without regard to any rights to which such Non-Controlling Secured Party would otherwise be entitled as a result of their secured obligations.  Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Collateral Agent, the Applicable Authorized Second Lien Representative or any other Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, dispose of or otherwise liquidate all or any portion of the Collateral in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation.  Each of the Secured Parties waives any claim it may now or hereafter have against the Collateral Agent or the Authorized Second Lien Representative of any Indenture Obligations or Additional Second Lien Obligations or any other Secured Party arising out of (i) any actions which the Collateral Agent, any Authorized Second Lien Representative or any Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Indenture Obligations or the Additional Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with the

Security Documents or any other agreement or document related thereto or to the collection of the Indenture Obligations and the Additional Second Lien Obligations or the valuation, use, protection or release of any security for the Indenture Obligations and the Additional Second Lien Obligations, (ii) any election by any Applicable Authorized Second Lien Representative or any of the Secured Parties, in any Insolvency or Liquidation Proceeding, of the application of Section 1111(b) of the U.S. Bankruptcy Code or (iii) any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the U.S. Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, the Company or any of its Subsidiaries, as debtor-in-possession.  Notwithstanding any other provision of this Agreement, the Collateral Agent shall not accept any Collateral in full or partial satisfaction of any Indenture Obligations or Additional Second Lien Obligations pursuant to Section 9-620 of the UCC of any jurisdiction, without the consent of each Authorized Second Lien Representative.

(f)                                   None of the Secured Parties may institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Collateral.  In addition, none of the Secured Parties may seek to have any Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral.  If any Secured Party obtains possession of any Collateral or realizes any proceeds or payment in respect thereof, in each case, as a result of the enforcement of remedies, at any time prior to the discharge of the Indenture Obligations and the Additional Second Lien Obligations, then it must hold such Collateral, proceeds or payment in trust for the other Secured Parties and promptly transfer such Collateral, proceeds or payment to the Collateral Agent to be distributed in accordance with the applicable Security Documents.

(g)                                  Subject to Section 22, notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens on the Collateral securing the Secured Obligations, the Liens securing all such Secured Obligations shall be of equal priority; and the obligations in respect of the Secured Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended from time to time, in each case, to the extent permitted by the applicable Second Lien Documents.

(h)                                 Notwithstanding the foregoing, it is the intention of the Secured Parties of each series of Secured Obligations that such Secured Parties (and not the Secured Parties of any other series of Secured Obligations) bear the risk of any determination by a court of competent jurisdiction that (x) any of the Secured Obligations of such series are unenforceable under applicable law or are subordinated to any other obligations (other than another series of Secured Obligations), (y) any of the Secured Obligations of such series do not have an enforceable security interest in any of the Collateral securing any other series of Secured Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another series of Secured Obligations) on a basis ranking prior to the security interest of such series of Secured Obligations but junior to the security interest of any other series of Secured Obligations (any such condition referred to in the foregoing clauses (x), (y) or (z) with respect to any series of Secured Obligations, an “Impairment” of such series).  In the event of any Impairment with respect to any series of Secured Obligations, the results of such Impairment shall be borne solely by the holders of such series of Secured Obligations, and the rights of the holders of such series of Secured Obligations (including, without limitation, the right to receive distributions in respect of such series of Secured Obligations pursuant to terms of this Agreement) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the series of such Secured Obligations subject to such Impairment.  Additionally, in the event the Secured Obligations of any series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the U.S. Bankruptcy Code), any reference to such Secured Obligations or the Second Lien Documents governing such Secured Obligations shall refer to such obligations or such documents as so modified. Notwithstanding anything to the contrary in this clause (h), the parties hereto agree that in the event of any Impairment with respect to any series of Secured Obligations, the Authorized Second Lien Representative of any other series of Secured Obligations not subject to such Impairment, the Collateral Agent and the Grantors shall, upon the reasonable written request of the Authorized Second Lien Representative of such series of Secured Obligations subject to such Impairment, use their commercially reasonable efforts to execute and deliver, or cause to be executed and delivered, such further documents and instruments and do and cause to be done such further acts are reasonably necessary to remedy such Impairment to the extent such Impairment can be remedied and does not result in an Impairment of any other series of Secured Obligations.  In the event that such Impairment cannot be remedied, upon the exercise of remedies with respect to the Collateral that is the subject of such Impairment, the parties hereto agree to negotiate in good faith to modify the provisions relating to the application of proceeds set forth in Section 22(d) so that the existence of such Impairment does not result in a material loss to the holders of the series of Secured Obligations subject to such Impairment; provided that a series of Secured Obligations shall not be required to agree to any modification that would result in the overall recovery of all series of Secured Obligations being less than all series of Secured Obligations would be expected to receive had such Impairment not existed.

(i)                                     Notwithstanding the above provisions of this Section 20, the rights of the Collateral Agent and each other Secured Party shall, prior to the Discharge of First Lien Obligations (as defined in the Intercreditor Agreement), be subject to the provisions of the Intercreditor Agreement.

SECTION 21.                     The Collateral Agent.

(a)                                 Appointment and Authority.  Each of the Secured Parties (other than the Collateral Agent) hereby irrevocably appoints Wells Fargo Bank, National Association (and Wells Fargo Bank, National Association hereby accepts such appointment) to act on its behalf as the Collateral Agent hereunder and under each of the Security Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers reasonably incidental thereto, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Grantor to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. Notwithstanding the foregoing, beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral.  The Collateral Agent will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Agent will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith.  In this connection, the Collateral Agent and any co-Collateral Agents, sub-Collateral Agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 21(e) for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under any of the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Applicable Authorized Second Lien Representative, shall be entitled to the benefits of all provisions of this Section 21 and Section 14 of the Indenture and the equivalent provision of any Additional Second Lien Documents (as though such co-Collateral Agents, sub-Collateral Agents and attorneys-in-fact were the “Collateral Agent” named therein) as if set forth in full herein with respect thereto.

(b)                                 Rights as a Secured Party.  The Person serving as the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party under any series of Secured Obligations that it holds as any other Secured Party of such series and may exercise the same as though it were not the Collateral Agent and the term “Secured Party” or “Secured Parties” or (as applicable) “Notes Secured Party”, “Notes Secured Parties”, “Additional Secured Party” or “Additional Secured Parties”, shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Collateral Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Collateral Agent hereunder and without any duty to account therefor to any other Secured Party.

(c)                                  Exculpatory Provisions.  (I) The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Security Documents.  Without limiting the generality of the foregoing, the Collateral Agent:

(i)                                     shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(ii)                                  shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Security Documents that the Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Second Lien Representative; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Security Document or applicable law;

(iii)                               shall not, except as expressly set forth herein and in the other Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity;

(iv)                              shall not be liable for any action taken or not taken by it (w) with the consent or at the request of the Applicable Authorized Second Lien Representative, (x) in the absence of its own negligent misconduct, its own negligent failure to act or its own willful misconduct, (y) in reliance on a written opinion from legal counsel acceptable to the Collateral Agent or (z) in reliance on a certificate of an authorized officer of the Company stating that such action is not prohibited by the terms of this Agreement. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice describing such Event of Default is given to the Collateral Agent by the Authorized Second Lien Representative of such Secured Obligations or the Company. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice which is believed by the Collateral Agent to be genuine and to have been signed or sent by the proper Person to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely, and shall be fully protected in so relying, on any such notice so furnished to it; and

(v)                                 shall not be responsible for or have any duty to ascertain or inquire into (u) any statement, warranty or representation made in or in connection with this Agreement or any other Security Document, (v) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (w) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default, (x) the validity, enforceability, effectiveness or genuineness of this Agreement, any Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (y) the value or the sufficiency of any Collateral for any series of Secured Obligations, or (z) the satisfaction of any condition set forth in any Second Lien Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.

(II)                              In addition to the above, the Collateral Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.  The Collateral Agent hereby disclaims any representation or warranty to the present and future Secured Parties concerning the perfection of the Liens to be granted hereunder or in the value of any of the Collateral.

(III)                         Each Secured Party acknowledges that, in addition to acting as the initial Collateral Agent, Wells Fargo Bank, National Association also serves as Note Trustee under the

Indenture, and each Secured Party hereby waives any right to make any objection or claim against Wells Fargo Bank, National Association (or any successor Collateral Agent or any of their respective counsel) based on any alleged conflict of interest or breach of duties arising from the Collateral Agent also serving as the Note Trustee to the extent the Collateral Agent acts in accordance with this Agreement.

(d)                                 Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received such advice or concurrence of the Applicable Authorized Second Lien Representative (with the consent of the requisite number of holders of the applicable Second Lien Obligations specified in the relevant Second Lien Document), as it deems appropriate.  This provision is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

(e)                                  Delegation of Duties.  The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any Security Document by or through any one or more sub-Collateral Agents appointed by the Collateral Agent.  The Collateral Agent and any such sub-Collateral Agent may perform any and all of its duties and exercise its rights and powers by or through their respective officers, directors, agents, employees or affiliates.  The exculpatory provisions of this Section 21 shall apply to any such sub-Collateral Agent and to the officers, directors, agents, employees and affiliates of the Collateral Agent and any such sub-Collateral Agent.

(f)                                   Resignation of Collateral Agent.  (i)  Subject to clause (vii) below, the Collateral Agent may resign its appointment under this Agreement at any time by giving written notice to the Authorized Second Lien Representatives and the Company.

(ii)                                  A successor Collateral Agent shall be selected (x) by the retiring Collateral Agent nominating one of its Affiliates, following consultation with the Authorized Second Lien Representatives and, so long as no Event of Default has occurred and is continuing, the Company, as successor Collateral Agent in its notice of resignation, (y) if the retiring Collateral Agent makes no such nomination, by the Applicable Authorized Second Lien Representative and, so long as no Event of Default has occurred and is continuing, the Company or (z) if a Collateral Agent is not appointed pursuant to sub clause (x) or (y) above within 30 days after the giving of such notice of resignation, the Collateral Agent may (at the expense of the Grantors), at its option, petition a court of competent jurisdiction for appointment of a successor Collateral Agent, which must be a bank or trust company that has a combined capital and surplus of at least $50,000,000.

(iii)                               The appointment of the Collateral Agent may be terminated at any time by the Applicable Authorized Second Lien Representative on at least 30 days’ prior written notice being given to the Collateral Agent and a successor Collateral Agent appointed by the Applicable Authorized Second Lien Representative and, so long as no Event of Default has occurred and is continuing, the Company.

(iv)                              If (x) the Collateral Agent shall cease to be a bank or trust company that has a combined capital and surplus of at least $50,000,000 and shall fail to resign after written request therefor by the Company, or (y) the Collateral Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Collateral Agent or of its property shall be appointed or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, and, so long as no Event of Default has occurred and is continuing, the appointment of the Collateral Agent may be terminated at any time by the Company on at least 30 days’ prior written notice being given to the Collateral Agent and a successor Collateral Agent appointed by the Applicable Authorized Second Lien Representative and, so long as no Event of Default has occurred and is continuing, the Company.

(v)                                 The resignation or termination of the retiring Collateral Agent and the appointment of the successor Collateral Agent will become effective only upon the successor Collateral Agent accepting its appointment as Collateral Agent, and upon the execution of all documents necessary to substitute the successor as holder of the security comprised in the Security Documents, if any, at which time, (i) the successor Collateral Agent will become bound by all the obligations of the Collateral Agent and become entitled to all the rights, privileges, powers, authorities and discretions of the Collateral Agent under this Agreement, (ii) the agency of the retiring Collateral Agent will terminate (but without prejudice to any liabilities which the retiring Collateral Agent may have incurred prior to the termination of its agency) and (iii) the retiring Collateral Agent will be discharged from any further liability or obligation under or in connection with this Agreement or the other Security Documents.

(vi)                              The retiring Collateral Agent will cooperate with the successor Collateral Agent in order to ensure that its functions are transferred to the successor Collateral Agent without disruption to the service provided to the Second Lien Agents, the Secured Parties and the Company and will promptly make available to the successor Collateral Agent the documents and records which have been maintained in connection with this Agreement and the other Security Documents in order that the successor Collateral Agent is able to discharge its functions. The retiring Collateral Agent shall have no responsibility or liability for the actions of the successor Collateral Agent.

(vii)                           The Collateral Agent may resign its appointment upon appointment of a successor Collateral Agent and such successor Collateral Agent having accepted the role of the Collateral Agent under this Agreement. Any such new appointment and all powers to be granted to the Collateral Agent will be granted pursuant to an accession agreement satisfactory to the Company and the Applicable Authorized Second Lien Representative.

(viii)                        The provisions of this Agreement will continue in effect for the benefit of any retiring Collateral Agent in respect of any actions taken or omitted to be taken by it or any event occurring before the termination of its agency.

(g)                                  Certain Actions.   The Collateral Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action. In the event that the Collateral Agent is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Agent’s sole discretion may cause the Collateral Agent to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Agent to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Agent reserves the right, instead of taking such action, either to resign as Collateral Agent or to arrange for the transfer of the title or control of the asset to a court appointed receiver.  The Collateral Agent will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment. Notwithstanding anything to the contrary contained in this Agreement, or any Security Document, in the event the Collateral Agent is entitled or required to commence an action to foreclose or otherwise exercise its remedies to acquire control or possession of the Collateral, the Collateral Agent shall not be required to commence any such action or exercise any such remedy or to inspect or conduct any studies of any property or take any such other action if the Collateral Agent has determined that the Collateral Agent may incur personal liability as the result of the presence at, or release on or from, the Collateral or such property, of any hazardous substances unless the Collateral Agent has received security or indemnity from a Person, in an amount and in a form all satisfactory to the Collateral Agent in its sole discretion, protecting the Collateral Agent from all such liability.  The Collateral Agent shall at any time be entitled to cease taking any action described above if it no longer reasonably deems any indemnity, security or undertaking to be sufficient.  In the event there is any bona fide, good faith disagreement between the other parties to the Second Lien Documents or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Agent and the terms of the Second Lien Documents or any of the other Security Documents do not unambiguously mandate the action the Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Agent is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

(h)                                 Non-Reliance on Collateral Agent and Other Secured Parties.  Each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent, any Authorized Second Lien Representative or any other Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Secured Credit Documents.  Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent, any Authorized Second Lien Representative or any other Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Second Lien Document or any related agreement or any document furnished hereunder or thereunder.

(i)                                     Collateral and Guaranty Matters.  Each of the Secured Parties irrevocably authorizes the Collateral Agent, at its option and in its discretion to release any Lien on any property granted to or held by the Collateral Agent under any Security Document, or any Grantor from its obligations under the Security Documents, in each case in accordance with Section 25(g).

SECTION 22.                     Remedies; Rights Upon Event of Default; Application of Proceeds.

(a)                                 (i) If any Event of Default shall have occurred and be continuing, the Collateral Agent shall act, subject to the provisions of Sections 20 and 21, in relation to the Collateral in accordance with the instructions of the Applicable Authorized Second Lien Representative.

(ii)                                  The Collateral Agent shall disregard any instructions from any other Person to exercise any right or remedy hereunder with respect to the Collateral if those instructions are inconsistent with this Agreement.

(iii)                               Any Person entitled to instruct the Collateral Agent to exercise any right or remedy hereunder with respect to the Collateral may give or refrain from giving instructions to the Collateral Agent to exercise or refrain from exercising the Collateral as it sees fit in accordance with the other provisions of this Agreement.

(iv)                              The Collateral Agent shall inform each other Second Lien Agent on receiving any instructions under this Section 22 to exercise remedies with respect to the Collateral.

(b)                                 (i) In addition to all other rights and remedies granted to it under this Agreement, the Second Lien Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations or pursuant to any other applicable law, if any Event of Default shall have occurred and be continuing the Collateral Agent may, but shall not be required to, exercise all rights and remedies of a secured party under the UCC.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, if any Event of Default shall have occurred and be continuing, the Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Collateral Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk.  If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Secured Obligations until the Collateral Agent or the Secured Parties receive payment, and if the buyer defaults in payment, the Collateral Agent may resell the Collateral without further notice to any Grantor.  The Collateral Agent or any of the other Secured Parties shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Collateral Agent and the other Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases.  Such sales may be adjourned and continued from time to time with or without notice.  The Collateral Agent shall have the right to conduct such sales on premises of any Grantor or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as the Collateral Agent deems necessary or advisable.

(ii)                                  Each Grantor further agrees, at the Collateral Agent’s request following the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Collateral Agent at a place or places designated by the Collateral Agent which are reasonably convenient to the Collateral Agent and such Grantor, whether at such Grantor’s premises or elsewhere.  Until the Collateral Agent is able to effect a sale, lease, or other disposition of the Collateral, the Collateral Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent.  The Collateral Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of the Collateral Agent or marshal any Collateral for the benefit of any Person.  In the event the Collateral Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Grantor irrevocably waives (i) any demand for possession prior to the commencement of any suit or action to recover the Collateral and (ii) any requirement that the Collateral Agent retain possession and not dispose of any Collateral until after trial or final judgment.  The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Collateral Agent or any of the other Secured Parties arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence, bad faith or willful misconduct of the Collateral Agent or such Secured Party as finally determined by a court of competent jurisdiction.  Each Grantor agrees that ten (10) days’ prior notice by the Collateral Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.  Each Grantor shall remain liable, jointly and severally with the other Grantors, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees or other expenses (to the extent provided for herein or in the Second Lien Documents) incurred by the Collateral Agent or any of the other Secured Parties to collect such deficiency.

(iii)                               Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(iv)                              To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Collateral Agent, (a) to fail to incur expenses reasonably deemed significant by the Collateral Agent to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on the Collateral or to remove Liens on or any adverse claims against the Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of the Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of the Collateral, (l) to dispose of Leases, Inventory and related Collateral in one or more portfolio sales or in individual sale transactions, or (m) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this Section 21(b)(iv) is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would not be commercially unreasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 21(b)(iv).  Without limitation upon the foregoing, nothing contained in this Section 21(b)(iv) shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 21(b)(iv).

(c)                                  Notwithstanding the above provisions of this Section 22, the rights of the Collateral Agent and each other Secured Party shall, prior to the Discharge of First Lien Obligations, be subject to the provisions of the Intercreditor Agreement.

(d)                                 The proceeds of any collection, sale, disposition or other realization of Collateral upon the enforcement of the security for the Secured Obligations (including for these purposes distributions of cash, securities or other property on account of the value of the Collateral in a bankruptcy case of any Grantor), including any Collateral consisting of cash, shall, subject to the Intercreditor Agreement, be applied as follows:

FIRST, to the payment of all costs and reasonable expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement or any other Second Lien Document and all other Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) owed to the Collateral Agent in its capacity as such, including all and the reasonable and documented out-of-pocket court costs, fees and documented expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Second Lien Document on behalf of any Grantor and any other reasonable and documented out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Second Lien Document;

SECOND, to the payment to the Second Lien Agents on a pro rata basis until in full of all Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) owed to the Second Lien Agents in their capacities as such;

THIRD, to each Authorized Second Lien Representative on a pro rata basis (based on the Secured Obligations (other than Certain Insolvency Obligations (as defined below)) for which each such Authorized Second Lien Representative is the Second Lien Agent) until the payment in full of all of the Indenture Obligations and Additional Second Lien Obligations (in each case, other than Certain Insolvency Obligations (as defined below)), the amounts so distributed to be applied by the applicable Authorized Second Lien Representative among the Notes Secured Parties in accordance with the Indenture and among the Additional Secured Parties in accordance with the applicable Additional Loan Documents, as applicable;

FOURTH, to each Authorized Second Lien Representative on a pro rata basis until the payment in full of all interest or entitlement to fees or expenses or other charges that accrue on the Indenture Obligations and Additional Second Lien Obligations after the commencement of any Insolvency or Liquidation Proceeding (“Certain Insolvency Obligations”); and

FIFTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

SECTION 23.       Grant of License to Use Proprietary Rights.  Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 22 hereof (including, without limiting the terms of Section 22 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral), effective solely upon the occurrence and during the continuance of an Event of Default and, subject to the Intercreditor Agreement, exercisable at such time as the Collateral Agent shall be otherwise lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

SECTION 24.       Limitation on the Collateral Agent’s and the Other Secured Parties’ Duty in Respect of Collateral.  The Collateral Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.  Neither the Collateral Agent nor any of the other Secured Parties shall have any other duty as to any Collateral in its possession or control or in the possession or control of the Collateral Agent or nominee of the Collateral Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 25.       Miscellaneous.  (a)  Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured

Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(b)           Notices.  All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication or facsimile transmission) and mailed, telegraphed, telecopied, telexed, faxed or delivered to it (a) if to any Grantor, addressed to it in care of the Company at 100 First Stamford Place, Suite 700, Stamford, CT 06902, (b) if to the Note Trustee, to Wells Fargo Bank, National Association, at 150 East 42nd Street, 40th Floor, New York, New York 10017, (d) if to the Collateral Agent, to Wells Fargo Bank, National Association, at 150 East 42nd Street, 40th Floor, New York, New York 10017, and (e) if to the Additional Agent (if any) at its address specified in the Secured Party Security Agreement Supplement (in all cases above, or such other address as such Person may designate from time to time by notice to the other parties hereto).  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Indenture and the Additional Second Lien Agreements (if any).

(c)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(d)           No Waiver; Cumulative Remedies; Amendments, Additional Grantors and Additional Second Lien Obligation Arrangements, etc.

(i)            Neither the Collateral Agent nor any of the other Secured Parties shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Collateral Agent and then only to the extent therein set forth.  A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have had on any future occasion.  No failure to exercise nor any delay in exercising, on the part of the Collateral Agent or any of the other Secured Parties, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

(ii)           Except as otherwise expressly specified herein or in the Intercreditor Agreement, none of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Authorized Second Lien Representative of each series of Secured Obligations directly affected by such waiver, alteration, modification or amendment (each such Authorized Second Lien Representative to act at the direction of, or with the consent of, the requisite number of holders of the applicable Second Lien Obligations specified in the relevant Second Lien Document or as otherwise provided in the relevant Second Lien Document), the Collateral Agent and Grantors.

(iii)          Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Second Lien Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Second Lien Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement. At the time an Additional Grantor executes and delivers a Security Agreement Supplement, such Additional Grantor shall execute and deliver to the Collateral Agent an intellectual property security agreement substantially in the form of the Intellectual Property Security Agreement executed and delivered by Grantors party to this Agreement on the date hereof.

(iv)          Upon the execution and delivery, or authentication, by any Person of a secured party security agreement supplement in substantially the form of Exhibit B hereto (each a “Secured Party Security Agreement Supplement”), (a) such Person shall be referred to as an “Additional Second Lien Agent” and shall be and become a Secured Party hereunder, (b) each reference in this Agreement to “Secured Parties” shall also mean and be a reference to the Additional Secured Parties represented by such Additional Second Lien Agent, (c) each reference in this Agreement of a grant of a security interest in a Grantor’s Collateral to a Secured Party shall also mean a grant of a security interest to the Additional Secured Parties represented by such Additional Second Lien Agent, (d) in the case of a Secured Party Security Agreement Supplement delivered by an Additional Second Lien Agent, each reference to an Authorized Second Lien Representative shall be a reference to the Authorized Second Lien Representatives and/or the Additional Second Lien Agent, (e) in the case of a Secured Party Security Agreement Supplement delivered by an Additional Second Lien Agent, each reference to Second Lien Agents shall be a reference to the Authorized Second Lien Representatives, the Note Trustee and the Additional Second Lien Agent; and (f) Sections 20, 21 and 22(a) may be amended and restated if deemed prudent in the reasonable discretion of the Collateral Agent and the Authorized Second Lien Representatives, acting unanimously (subject to, for the avoidance of doubt, the Grantors’ rights under Section 25(d)(ii)).  Among other things, the Secured Party Security Agreement Supplement shall, for the avoidance of doubt, appoint the Collateral Agent as the Additional Secured Parties’ collateral agent pursuant to terms of this Agreement.  The execution and delivery of any such Secured Party Security Agreement Supplement shall not require the consent of any other party to this Agreement; provided that the Indebtedness secured by such Secured Party Security Agreement Supplement is otherwise permitted by all applicable Second Lien Documents and the Intercreditor Agreement as certified to the Collateral Agent by the Company in an Officers’ Certificate.  The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new Secured Party or Additional Second Lien Agent to this Agreement.  The Company shall deliver fully executed copies of the Secured Party Security Agreement Supplements to each Second Lien Agent and the Collateral Agent.

(e)           Limitation by Law.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(f)            Enforcement Expenses; Indemnification.

(i)            Each Grantor agrees to pay or reimburse each Secured Party, including the Applicable Authorized Second Lien Representative, for all its reasonable costs and expenses incurred in collecting against such Grantor under the guarantee contained in or related to the relevant Second Lien Document or otherwise enforcing or preserving any rights under this Agreement and the other Second Lien Documents to which such Grantor is a party, including, without limitation, the reasonable and documented fees and disbursements of counsel to each Secured Party, including the Applicable Authorized Second Lien Representative, in each case subject to and in accordance with the relevant Second Lien Document.

(ii)           Each Grantor agrees to indemnify, defend and save and hold harmless the Collateral Agent and each of its Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay promptly after demand therefor, any and all claims, damages (excluding any special, punitive, indirect or consequential damages), losses, liabilities and out-of-pocket expenses (including, without limitation, expenses and reasonable fees of external counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense has resulted from such Indemnified Party’s gross negligence, bad faith or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

(iii)          Each Grantor will, promptly after demand therefor, pay to the Collateral Agent the amount of any and all reasonable and documented out-of-pocket expenses, including, without limitation, the reasonable and documented out-of-pocket fees and expenses for counsel and of any experts and agents, that they may incur in connection with (i) the negotiation and administration of this Agreement (including, without limitation, reasonable and documented out-of-pocket fees and expenses for counsel), or (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, or (iii) the exercise or enforcement of any of the rights of the Collateral Agent, the Second Lien Agents or the other Secured Parties hereunder.

(iv)          Each Grantor agrees to pay, and to save the Collateral Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(v)           The agreements in this clause (f) shall survive the Discharge of Secured Obligations.

(g)           Termination of this Agreement; Releases.

(i)            Subject to Section 25(a) hereof, this Agreement shall terminate upon the Discharge of the Secured Obligations.

(ii)           Prior to the Discharge of First Lien Obligations, to the extent provided in Section 5.1 of the Intercreditor Agreement, Liens on certain Collateral created under this Agreement may automatically terminate and be released and all rights of the Collateral Agent, the Second Lien Agents and the Secured Parties to such Collateral shall automatically be terminated and discharged, in each case without further actions by a Person.  Upon any such termination, the Second Lien Agents and the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination; provided that the Company shall deliver to the Collateral Agent a written notice for release, together with an Officers’ Certificate stating that such release is in compliance with the Intercreditor Agreement.

(iii)          If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction otherwise permitted by all applicable Second Lien Documents, to any Person other than the Company or any other Grantors, then the Liens created hereby on such Collateral shall automatically terminate and be released without further actions by any Person.  In connection therewith, the Collateral Agent, at the request and sole expense of such Grantor, and upon receipt from such Grantor of an Officers’ Certificate describing the Collateral, the conditions of such termination and release and compliance with the applicable Second Lien Documents, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence such termination and release.  A Grantor shall be automatically released from its obligations hereunder if such Person ceases to be a Subsidiary as a result of a transaction otherwise permitted by all applicable Second Lien Documents and the Liens on the applicable Collateral pledged by such Grantor hereunder shall be automatically released, in each case without any further actions by any Person; provided that the Company shall deliver to the Collateral Agent a written notice for release identifying the relevant Grantor, together with an Officers’ Certificate stating that such transaction is in compliance with the Second Lien Documents.

(iv)          Upon any Collateral being or becoming an Excluded Asset, the Lien created hereby on such Collateral shall automatically terminate and be released without further actions by any Person.  In connection therewith, the Collateral Agent, at the request and sole expense of the applicable Grantor, and upon receipt from such Grantor of an Officer’s Certificate describing such Collateral, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desired to evidence such termination and release. Upon any Excluded Stock Collateral ceasing to be Excluded Stock Collateral (and thereafter included in the Security Collateral) in accordance with Section 9(b) hereof, the applicable Grantor will, as promptly as practicable following the request of the Collateral Agent, execute and deliver to the Collateral Agent all documentation necessary or desired to evidence the grant hereunder of a security interest in such Security Collateral and the perfection of such security interest in accordance with the terms hereof.

(v)           Subject to Section 25(a) hereof, to the extent provided in the Indenture, including in Section 14.05 thereof (other than a release governed by clause (ii) or (iii) above), the Lien on all or part of the Collateral created under this Agreement that secures the Secured Obligations with respect to the Indenture Obligations shall automatically terminate and be released and all rights of the Note Trustee and the Notes Secured Parties to the Collateral shall automatically revert to the applicable Grantor, in each case without further actions by any Person.  Upon any such termination, the Note Trustee and the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination; provided that the Company shall deliver to the Collateral Agent a written notice for release, together with an Officers’ Certificate stating that such transaction is in compliance with the Indenture Documents.

(vi)          Subject to Section 25(a) hereof, to the extent provided in an Additional Second Lien Agreement (other than a release governed by clause (ii) or (iii) above), the Lien on all Collateral created under this Agreement that secures the Secured Obligations with respect to the Additional Second Lien Obligations under such Additional Second Lien Agreement and the related Additional Second Lien Documents shall automatically terminate and be released and all rights of the applicable Second Lien Agent and applicable Additional Secured Parties to the Collateral shall automatically revert to the applicable Grantor, in each case without further actions by any Person.  Upon any such termination, the applicable Second Lien Agent and the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination; provided that the Company shall deliver to the

Collateral Agent a written notice for release, together with an Officers’ Certificate stating that such transaction is in compliance with the applicable Additional Second Lien Documents.

(vii)         Any execution and delivery of documents pursuant to this clause (g) shall be without recourse to or warranty by the Collateral Agent and other Second Lien Agents.

(h)           Successors and Assigns.  This Agreement and all obligations of each Grantor hereunder shall be binding upon and inure to the benefit of the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights, remedies and obligations of the Collateral Agent hereunder, inure to the benefit of and be binding upon the Secured Parties, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Collateral Agent, for the benefit of the Secured Parties, hereunder.  Except as expressly permitted by the terms of the Indenture and the Additional Second Lien Agreements (if any), no Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

(i)            Counterparts.  This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.  This Agreement may be authenticated by manual signature, facsimile or electronic means, all of which shall be equally valid.

(j)            Governing Law.

(i)            THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT TO THE EXTENT THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

(ii)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTORS, THE SECOND LIEN AGENTS AND THE COLLATERAL AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS, THE SECOND LIEN AGENTS AND THE COLLATERAL AGENT IRREVOCABLY WAIVES ANY OBJECTION,

INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING:  (x) THE SECOND LIEN AGENTS AND THE COLLATERAL AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ANY PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION ANY SECOND LIEN AGENT OR THE COLLATERAL AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(iii)          SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT.  EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE COMPANY AT ITS ADDRESS SET FORTH OPPOSITE ITS NAME ON ITS SIGNATURE PAGE OR TO SUCH OTHER ADDRESS AS THE COMPANY MAY DESIGNATE FOR ITSELF BY NOTICE TO THE COLLATERAL AGENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(k)           Waiver of Jury Trial.  THE GRANTORS, THE SECOND LIEN AGENTS AND THE COLLATERAL AGENT EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY SECOND LIEN AGENT OR COLLATERAL AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE GRANTORS, THE SECOND LIEN AGENTS AND THE COLLATERAL AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS

WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(l)            Section Titles.  The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(m)          No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(n)           Advice of Counsel.  Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 25(j) and Section 25(k), with its counsel.

(o)           Benefit of the Secured Parties.  All Liens granted or contemplated hereby shall be for the benefit of the Secured Parties and, subject to the Intercreditor Agreement, all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with Section 22(d) hereof and, to the extent of distributions pursuant thereto in respect the various Secured Obligations, in accordance with the terms of the applicable Second Lien Documents.

(p)           INTERCREDITOR AGREEMENT.  REFERENCE IS HEREBY MADE TO THE INTERCREDITOR AGREEMENT.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, (I) THE LIENS AND SECURITY INTERESTS GRANTED PURSUANT TO THIS AGREEMENT ARE EXPRESSLY SUBJECT AND SUBORDINATE TO THE LIENS AND SECURITY INTERESTS GRANTED PURSUANT TO THE FIRST LIEN COLLATERAL DOCUMENTS (AS SUCH TERM IS DEFINED IN THE INTERCREDITOR AGREEMENT) AND (II) THE EXERCISE OF ANY RIGHT OR REMEDY HEREUNDER IS SUBJECT TO THE LIMITATIONS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT.  IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN.  THE COLLATERAL AGENT, FOR ITSELF AND ON BEHALF OF EACH OF THE SECOND LIEN AGENTS AND OTHER SECURED PARTIES, HEREBY AGREES THAT ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NO GRANTOR SHALL BE REQUIRED TO ACT OR REFRAIN FROM ACTING IN A MANNER THAT IS INCONSISTENT WITH THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT.  WITHOUT LIMITATION OF THE FOREGOING AND IN ANY EVENT, NO GRANTOR SHALL BE REQUIRED TO TAKE ANY ACTION HEREUNDER IF TAKING SUCH ACTION (X) WOULD BE INCONSISTENT WITH THE TERMS OF THE INTERCREDITOR AGREEMENT OR (Y) WOULD IMPAIR THE ABILITY OF ANY FIRST LIEN AGENT OR OTHER FIRST LIEN SECURED PARTY TO PERFECT OR ENFORCE ITS INTEREST IN ANY COLLATERAL OR TO OBTAIN POSSESSION OR CONTROL (WITHIN THE MEANING OF THE UCC) OF ANY

COLLATERAL IN ORDER TO ASSURE THE PRIORITY OF THE LIEN THEREIN OF SUCH FIRST LIEN AGENT OR OTHER FIRST LIEN SECURED PARTY AS AGAINST ANY OTHER PERSON.

(q)           Amendment and Restatement.  Until the amendment and restatement of the Existing Security Agreement becomes effective on April 13, 2015 (the “Restatement Date”), the Existing Security Agreement shall remain in full force and effect and shall not be affected hereby.  On and after the Restatement Date, all obligations, grants, pledges and duties of the Grantors under the Existing Security Agreement shall automatically become obligations, grants, pledges and duties of the Grantors hereunder and the provisions of the Existing Security Agreement shall be suspended by the provisions hereof.  The security interests and pledges of the Collateral created under the Existing Security Agreement are hereby ratified and confirmed and shall continue to be in full force and effect following the Restatement Date as security for the due and prompt payment and performance when done (whether at stated maturity, by acceleration or otherwise) by each Grantor of all of the present and future Secured Obligations of such Grantor.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

Address for notices:	UNITED RENTALS, INC.
100 First Stamford Place, Suite 700
Stamford, CT 06902
	By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

Address for notices:	UNITED RENTALS (NORTH AMERICA), INC.
100 First Stamford Place, Suite 700
Stamford, CT 06902
	By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

Address for notices:	UNITED RENTALS (DELAWARE), INC.
100 First Stamford Place, Suite 700
Stamford, CT 06902
	By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Address for notices:	UNITED RENTALS FINANCING LIMITED
100 First Stamford Place, Suite 700	PARTNERSHIP
Stamford, CT 06902
By its General Partner, United Rentals of Nova Scotia (No. 1), ULC

	By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Vice President and Treasurer

Address for notices:	UNITED RENTALS HIGHWAY TECHNOLOGIES GULF,
100 First Stamford Place, Suite 700	LLC
Stamford, CT 06902

By its Sole Initial Member, United Rentals (North America), Inc.

	By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

Address for notices:	UNITED RENTALS REALTY, LLC
100 First Stamford Place, Suite 700
Stamford, CT 06902
By its Managing Member, United Rentals (North America), Inc.

	By:	/s/ Irene Moshouris
Name: Irene Moshouris
Title: Senior Vice President and Treasurer

Address for notices:	NOTE TRUSTEE:
150 East 42nd Street, 40th Floor
New York, New York 10017
Attn: Yana Kislenko	WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Tel: (917) 260-1550	Note Trustee

	By:	/s/ Martin Reed
Name: Martin Reed
Title: Vice President

Address for notices:	COLLATERAL AGENT:
150 East 42nd Street, 40th Floor
New York, New York 10017
Attn: Yana Kislenko	WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Tel: (917) 260-1550	Collateral Agent

	By:	/s/ Martin Reed
Name: Martin Reed
Title: Vice President

ANNEX A
to
SECURITY AGREEMENT

DEFINITIONS

All capitalized terms used but not otherwise defined in this Agreement shall have the following respective meanings:

“Accounts” shall mean, with respect to each Grantor, all of such Grantor’s now owned or hereafter acquired or arising accounts, as defined in the UCC, and Leases, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance, all Progress Billings, and all rentals, lease payments and other monies due and to become due under any Lease.

“Account Debtor” shall mean each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangible (including a payment intangible).

“Additional Grantor” shall have the meaning set forth in Section 25(d).

“Additional Second Lien Agent” shall mean any agent, trustee or representative of the holders of Additional Second Lien Obligations who (a) is appointed as the Second Lien Agent (for purposes related to the administration of the security documents related thereto) pursuant to a credit agreement or other agreement governing such Additional Second Lien Obligations, together with its successors in such capacity, (b) has become a party to this Agreement pursuant to Section 25(d) and (c) to the extent the Intercreditor Agreement is in existence at such time, has become a party to the Intercreditor Agreement pursuant to Section 8.22 thereof.

“Additional Second Lien Agreement” shall mean any Credit Facility evidencing or governing Second Lien Debt (other than any Indenture Document), in each case in respect of which an Additional Second Lien Agent has become a party to this Agreement pursuant to Section 25(d) and, to the extent the Intercreditor Agreement is in existence at such time, has become a party to the Intercreditor Agreement pursuant to Section 8.22 thereof.

“Additional Second Lien Collateral Documents” shall mean any agreement, document or instrument pursuant to which a Lien is granted by a Grantor to secure any Additional Second Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

“Additional Second Lien Documents” shall mean (a) each Additional Second Lien Agreement and each of the other agreements, documents or instruments evidencing, governing or securing any Additional Second Lien Obligations and (b) any other related documents or instruments executed and delivered pursuant to any Second Lien Document described in clause (a) above; provided, however, for the avoidance of doubt, none of the Indenture Documents shall constitute Additional Second Lien Documents.

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“Additional Second Lien Debt” shall mean Indebtedness incurred under Section 10.08(b)(i) of the Indenture that is to be equally and ratably secured with any other Second Lien Obligation; provided that (a) such Indebtedness has been designated by the Company in an Officers’ Certificate delivered to the Second Lien Agents as “Second Lien Debt” for the purposes of this Agreement which certificate shall include a certification by an officer of the Company that such Additional Second Lien Obligations are Additional Second Lien Obligations permitted to be so incurred in accordance with each of the First Lien Documents and each of the Second Lien Documents, (b) any agent, trustee or representative of the holders of the Second Lien Obligations related to such Second Lien Debt shall have become a party to this Agreement pursuant to Section 25(d) and (c) to the extent the Intercreditor Agreement is in existence at such time, any agent, trustee or representative of the holders of the Second Lien Obligations related to such Second Lien Debt has become a party to the Intercreditor Agreement pursuant to Section 8.22 thereof.

“Additional Second Lien Obligations” shall mean (a) any Obligations with respect to any Additional Second Lien Agreement, (b) all reimbursement obligations (if any) and interest thereon with respect to any letter of credit or similar instruments issued pursuant to any Additional Second Lien Agreement and (c) all Hedging Obligations, cash management obligations and similar bank product obligations between any Grantor, on the one hand, and any Person that was a lender, agent for the lenders or holder of Obligations under any Additional Second Lien Agreement at the time the agreement governing such obligations was entered into (or any affiliate of any Person that was a lender, agent for the lenders or holder of Obligations under any Additional Second Lien Agreement at the time the agreement governing such obligations was entered into), on the other hand, to the extent that such obligations are designated by the Company in accordance with the applicable Additional Second Lien Documents to be secured by Liens on the Collateral, and all fees, expenses and other amounts payable from time to time in connection therewith; provided, however, for the avoidance of doubt, none of the Indenture Obligations or First Lien Obligations shall constitute Additional Second Lien Obligations.

“Additional Secured Parties” shall mean any Additional Second Lien Agent, the lenders and letter of credit issuer(s) party to any Additional Second Lien Agreement and any other Person holding any Additional Second Lien Obligation or to whom any Additional Second Lien Obligation is at any time owing.

“Affiliate” shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, twenty-five percent (25%) or more of the outstanding equity interests of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” shall have the meaning set forth in the recitals.

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“Applicable Agent” shall mean (i) prior to the Discharge of First Lien Obligations, the First Lien Designated Agent (as defined in the Intercreditor Agreement) and (ii) from and after the Discharge of First Lien Obligations, the Collateral Agent.

“Applicable Authorized Second Lien Representative” shall mean (i) initially the Largest Second Lien Holder at such time, (ii) thereafter, subject to clause (ii) below, upon the occurrence of a Larger Second Lien Holder Event, the Authorized Second Lien Representative in respect of the Second Lien Obligations with the then largest principal amount outstanding, and (ii) from and after the Non-Controlling Authorized Second Lien Representative Enforcement Date, the Major Non-Controlling Authorized Second Lien Representative.

“Authorized Second Lien Representative” shall mean (i) in the case of any Indenture Obligations or the Notes Secured Parties, the Note Trustee and (ii) in the case of any Additional Second Lien Obligations, the applicable Additional Second Lien Agent.

“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, without limitation, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.

“Chattel Paper” shall mean all of each Grantor’s now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” shall have the meaning set forth in Section 2(a).

“Collateral Agent” shall have the meaning set forth in the first paragraph of this Agreement.

“Collateral Agent’s Liens” shall mean the Liens in the Collateral granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement and the other Second Lien Collateral Documents.

“Company” shall have the meaning set forth in the first paragraph of this Agreement.

“Controlling Secured Parties” shall mean as between the Notes Secured Parties and the Additional Secured Parties, the Secured Parties whose Authorized Second Lien Representative is the Applicable Authorized Second Lien Representative.

“Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of October 14, 2011, and as amended by amendments dated as of December 16, 2011 and June 28, 2013, among the Company and certain of its Subsidiaries, as Borrowers, Holdings

3

and certain of its Subsidiaries, as guarantors, United Rentals of Canada, Inc., as Canadian Borrower, United Rentals Financing Limited Partnership, as specified loan borrower, Bank of America, N.A., as agent, U.S. swingline lender and U.S. letter of credit issuer, Bank of America, N.A. (acting through its Canada branch), as Canadian swingline lender and Canadian letter of credit issuer, Wells Fargo Capital Finance, LLC, as syndication agent, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc., as co-documentation agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Capital Finance, LLC, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint bookrunners, and the lenders party thereto, together with the related documents (including any term loans and revolving loans thereunder, any guarantees and any security documents, instruments and agreements executed in connection therewith), as amended, extended, renewed, restated (including any amendment and restatement thereof effective on or about March 31, 2015), supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement, indenture or other instrument (and related documents) governing any form of Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments at any time outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or holder of Indebtedness or group of lenders or holders of Indebtedness and whether to the same obligor or different obligors and whether for the same or a different amount (including an increased amount) or on the same or different terms, conditions, covenants and other provisions.

“Credit Agreement Agent” shall mean Bank of America, N.A., as agent under the Credit Agreement, together with its successors and assigns in such capacity (or, in the case of a refinancing or replacement in full of the Credit Agreement, the Person serving at such time as the “Agent”, “Administrative Agent”, “Collateral Agent” or other similar representative of the lenders under the Credit Agreement, together with its successors and assigns in such capacity); provided, that if the Credit Agreement is refinanced or replaced in full by two or more Credit Agreements, the “Agent”, “Administrative Agent”, “Collateral Agent” or other similar representative of the lenders under each of the Credit Agreements shall select one Person from amongst themselves to serve as Credit Agreement Agent.

“Credit Facility” shall mean one or more debt facilities or agreements (including the Credit Agreement and the Indenture), commercial paper facilities, securities purchase agreements, indentures or similar agreements, in each case, with banks or other institutional lenders or investors providing for, or acting as initial purchasers of, revolving loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), notes, debentures, letters of credit or the issuance and sale of securities including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith and in each case, as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreements, indentures or other instruments (and related documents) governing any form of Indebtedness incurred to refinance or replace, in whole or in part, the borrowings and commitments at any time outstanding or permitted to be outstanding under such facility or agreement or successor facility or agreement whether by the same or any other lender

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or holder of Indebtedness or group of lenders or holders of Indebtedness and whether the same obligor or different obligors.

“Currency Agreement” shall mean any foreign exchange contract, currency swap agreement or other similar agreement with respect to currency values.

“Debtor Relief Laws” shall mean any bankruptcy, insolvency or debtor relief law, including, without limitation, the U.S. Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Discharge of First Lien Obligations” has the meaning set forth in the Intercreditor Agreement.

“Discharge of Secured Obligations” shall mean the Discharge of Second Lien Obligations (as defined in the Intercreditor Agreement).

“Documents” shall mean all “documents” as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Grantor.

“Domestic Restricted Subsidiary” shall mean any Restricted Subsidiary of the Company other than a Foreign Subsidiary.

“Domestic Subsidiary” shall mean any Subsidiary of the Company other than a Foreign Subsidiary.

“Equipment” shall mean all of each Grantor’s now owned or hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, service and delivery vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by any Grantor, and all of each Grantor’s rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

“Equipment Securitization Transaction” means any sale, assignment, pledge or other transfer (a) by the Company or any Subsidiary of the Company of rental fleet equipment, (b) by any ES Special Purpose Vehicle of leases or rental agreements between the Company and/or any Subsidiary of the Company, as lessee, on the one hand, and such ES Special Purpose Vehicle, as lessor, on the other hand, relating to such rental fleet equipment and lease receivables arising under such leases and rental agreements and (c) by the Company or any Subsidiary of the Company of any interest in any of the foregoing, together in each case with (i) any and all proceeds thereof (including all collections relating thereto, all payments and other rights under insurance policies or warranties relating thereto, all disposition proceeds received upon a sale thereof, and all rights under manufacturers’ repurchase programs or guaranteed depreciation programs relating thereto), (ii) any collection or deposit account relating thereto and (iii) any

5

collateral, guarantees, credit enhancement or other property or claims supporting or securing payment on, or otherwise relating to, any such leases, rental agreements or lease receivables.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time and any final regulations promulgated and the rulings issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ES Special Purpose Vehicle” means a trust, bankruptcy remote entity or other special purpose entity which is a Subsidiary of the Company or Holdings (or, if not a Subsidiary of the Company or Holdings, the common equity of which is wholly owned, directly or indirectly, by the Company or Holdings) and which is formed for the purpose of, and engages in no material business other than, acting as a lessor, issuer or depositor in an Equipment Securitization Transaction (and, in connection therewith, owning the rental fleet equipment, leases, rental agreements, lease receivables, rights to payment and other interests, rights and assets described in the definition of Equipment Securitization Transaction, and pledging or transferring any of the foregoing or interests therein)

“Event of Default” shall mean an “Event of Default” under and as defined in any Second Lien Document.

“Excluded Assets” shall have the meaning set forth in Section 2.

“Existing Securitization Facility” shall have the meaning set forth in the Credit Agreement as in effect on the date hereof.

“First Lien Agents” shall have the meaning set forth in the Intercreditor Agreement.

“First Lien Documents” shall have the meaning set forth in the Intercreditor Agreement.

“First Lien Obligations” shall have the meaning set forth in the Intercreditor Agreement.

“First Lien Secured Parties” shall have the meaning set forth in the Intercreditor Agreement.

“Foreign Subsidiary” shall mean any Subsidiary of the Company not created or organized under the laws of the United States or any state thereof or the District of Columbia.

“Foreign Subsidiary Holding Company” means any Domestic Subsidiary the primary assets of which consist of capital stock in (i) one or more Foreign Subsidiaries or (ii) one or more Foreign Subsidiary Holding Companies.

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“Fuel Hedging Agreement” shall mean any forward contract, swap, option, hedge or other similar financial agreement designed to protect against fluctuations in fuel prices.

“General Intangibles” shall mean all of each Grantor’s now owned or hereafter acquired “general intangibles” as defined in the UCC, choses in action and causes of action and all other intangible personal property of each Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, Tax refund claims, any funds which may become due to any Grantor in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to any Grantor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which any Grantor is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor.

“Goods” shall mean all “goods” as defined in the UCC, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, and manufactured homes.

“Governmental Authority” shall mean any nation or government, any state, provincial, territorial or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof and any governmental entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Grantor” shall have the meaning set forth in the first paragraph of this Agreement.

“Hedging Obligations” of any Person shall mean the obligations of such Person pursuant to any Interest Rate Protection Agreement, Currency Agreement or Fuel Hedging Agreement.

“Holdings” shall have the meaning set forth in the first paragraph of this Agreement.

“Impairment” shall have the meaning set forth in Section 20(h).

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” within the meaning of the Indenture as in effect on the date hereof.

“Indenture” shall mean the Indenture dated as of March 26, 2015, under which 4.625% Senior Secured Notes due 2023 were issued, among the Company, Wells Fargo Bank, National Association, as Note Trustee and Notes Collateral Agent and the other parties thereto from time to time, as amended, restated, modified, renewed, refunded, replaced (whether upon or

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after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Indenture Documents” shall mean (a) the Indenture, the Notes, the guarantees thereof, the Notes Collateral Documents and each of the other agreements, documents or instruments evidencing or governing any Indenture Obligations and (b) any other related documents or instruments executed and delivered pursuant to any Indenture Document described in clause (a) above evidencing or governing any Obligations thereunder, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Indenture Obligations” shall mean all Obligations in respect of the Notes or arising under the Indenture Documents or any of them. Indenture Obligations shall include all interest accrued (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Indenture Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding (including all amounts accruing on or after the commencement of an Insolvency or Liquidation Proceeding, or that would have accrued or become due but for the effect of an Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding).

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Debtor Relief Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Instruments” shall mean all instruments as such term is defined in Article 9 of the UCC, now owned or hereafter acquired by any Grantor.

“Intellectual Property Security Agreement” shall mean the Intellectual Property Security Agreement dated as of July 23, 2012, among the Grantors for the benefit of the Secured Parties, as amended, amended and restated or supplemented from time to time in accordance with its terms.

“Initial Pledged Debt” shall mean the indebtedness set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I to this Agreement and issued by the obligors named therein.

“Initial Pledged Equity” shall mean the shares of stock or other equity interests owned by each Grantor set forth opposite such Grantor’s name on and as otherwise described in Part I of Schedule I to this Agreement and issued by the Persons named therein.

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“Intercreditor Agreement” shall have the meaning set forth in the recitals.

“Interest Rate Protection Agreement” shall mean, with respect to any Person, any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include without limitation, interest rate swaps, caps, floors, collars and similar agreements.

“Inventory” shall mean all of each Grantor’s now owned or hereafter acquired Rental Equipment, Merchandise and Consumables Inventory and other inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Grantor’s business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

“Investment Property” shall mean all of each Grantor’s now owned or hereafter acquired “investment property” as defined in the UCC, and includes all right title and interest of each Grantor in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

“Issuers” shall mean the collective reference to each issuer of any Investment Property.

“Larger Second Lien Holder Event” shall mean as of any date of determination, the date when the applicable Second Lien Obligations held by the Largest Second Lien Holder, as the case may be, on such date ceases to represent the largest principal amount outstanding of any then outstanding Second Lien Obligations represented by any Authorized Second Lien Representative.

“Largest Second Lien Holder” shall mean initially, the Note Trustee, and from time to time thereafter, the Authorized Second Lien Representative in respect of the Second Lien Obligations representing the largest principal amount outstanding of any then outstanding Second Lien Obligations represented by any Authorized Second Lien Representative, as certified by the Company to the Collateral Agent in an Officers’ Certificate.

“Leases” shall mean the written agreements between a Grantor and an Account Debtor entered into in the ordinary course of business of such Grantor for rental or lease of Rental Equipment by such Grantor to such Account Debtor, including all schedules and supplements thereto.

“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including rights to

9

payment or performance under a letter of credit, whether or not a Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

“Lien” shall mean any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind.  A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

“Like-Kind Exchange” shall mean, if gain or loss would not be recognized under Section 1031 of the Code, any exchange of property (“Relinquished Property”) for like property (“Replacement Property”) for use in the business of the Company and its Domestic Subsidiaries; provided that (a) the disposition of the Relinquished Property is permitted under the terms of the Credit Agreement as in effect on the Issue Date, (b) the transaction is entered into in connection with the acquisition of Rental Equipment in the normal course of business, (c) the applicable “exchange agreement” reflects arm’s-length terms with a Qualified Intermediary who is not an Affiliate of Holdings and otherwise contains customary terms consistent with past practices and (d) all net proceeds thereof are deposited in one or more Like-Kind Exchange Accounts.

“Like-Kind Exchange Account” shall mean any account established jointly with a Qualified Intermediary pursuant to and solely for the purposes of facilitating any Like-Kind Exchange, the amounts on deposit in which shall be limited to proceeds realized from the disposition of Relinquished Property in connection with a Like-Kind Exchange.

“Major Non-Controlling Authorized Second Lien Representative” shall mean, following a Non-Controlling Authorized Second Lien Representative Enforcement Date, the Authorized Second Lien Representative in respect of the Second Lien Obligations with the then second largest principal amount outstanding.

“Material Account” shall mean any bank account, securities account or commodities account of any Grantor, including in any case any account into which proceeds from any Securitization Transaction (including, but not limited to, the Existing Securitization Facility) are deposited, but excluding (a) any “Controlled Account” under and as defined in the documents evidencing the Existing Securitization Facility as in effect as of the date hereof and any similar account under any Securitization Transaction, (b) any Like-Kind Exchange Account, (c) any account which is exclusively used for disbursement purposes (including payroll accounts) and (d) other accounts to the extent the aggregate amount of funds on deposit therein does not exceed $10,000,000.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business or financial condition of Holdings and its Restricted Subsidiaries, taken as a whole; (b) the ability of the Company and the other Grantors (taken as a whole) to perform their payment obligations under any Second Lien Document to which any of the Grantors is a party; or (c) the rights and remedies of the Collateral Agent and the Secured Parties under any Second Lien Document.

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“Merchandise and Consumables Inventory” shall mean Inventory owned by a Grantor, other than Rental Equipment held for sale or rental, including, without limitation, parts for Rental Equipment, parts to be sold, parts to be installed on Rental Equipment (which parts are not then incorporated or installed in or on, or affixed or appurtenant to, any such Rental Equipment), and Inventory for the contractors supply business of the Grantors.

“Multi-employer Plan” shall mean a “multi-employer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by the Company or any ERISA Affiliate.

“Non-Controlling Authorized Second Lien Representative” shall mean at any time, any Authorized Second Lien Representative that is not the Applicable Authorized Second Lien Representative at such time.

“Non-Controlling Authorized Second Lien Representative Enforcement Date” shall mean the date that is 90 days (throughout which 90-day period the Major Non-Controlling Authorized Second Lien Representative was not the Applicable Authorized Second Lien Representative) after the occurrence of (a) an “Event of Default” under and as defined in the terms of the relevant Indebtedness and (b) the Collateral Agent’s and each other Authorized Second Lien Representative’s receipt of written notice from such Major Non-Controlling Authorized Second Lien Representative certifying that (i) such Authorized Second Lien Representative is the Major Non-Controlling Authorized Second Lien Representative and that an “Event of Default”, with respect to such Indebtedness, has occurred and is continuing and (ii) such Indebtedness is currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of such Indebtedness; provided that the Non-Controlling Authorized Second Lien Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Collateral (1) at any time the Applicable Authorized Second Lien Representative has directed the Collateral Agent to commence and is pursuing any enforcement action with respect to such Collateral with reasonable diligence in light of the then existing circumstances or (2) at any time a Grantor that has granted a security interest in such Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” shall mean the Secured Parties which are not Controlling Secured Parties.

“Notes” shall mean (a) the 4.625% Senior Secured Notes due 2023 issued by the Company under the Indenture, (b) any additional notes issued under the Indenture by the Company; provided that, in respect of any additional notes, the Company has delivered an Officers’ Certificate to the First Lien Agents (if any) and Second Lien Agents certifying that the Indebtedness in respect of such additional notes is permitted to be so incurred in accordance with any First Lien Documents and each of the Second Lien Documents and (c) any notes issued by the Company in exchange for, and as contemplated by, any of the foregoing notes and the related registration rights agreement with substantially identical terms as such notes being exchanged.

“Notes Agent” shall mean, collectively, the Note Trustee and the Collateral Agent.

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“Notes Collateral Documents” shall mean this Agreement, the Intellectual Property Security Agreement and any other agreement, document or instrument pursuant to which a Lien is granted by a Grantor to secure any Indenture Obligations or under which rights or remedies with respect to any such Lien are governed, as the same may be amended, supplemented or otherwise modified from time to time.

“Notes Secured Parties” shall mean the Persons holding Indenture Obligations, including the Notes Agent.

“Note Trustee” shall have the meaning set forth in the first paragraph of this Agreement.

“Obligations” shall mean, with respect to any Indebtedness, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees of such Indebtedness (or of Obligations in respect thereof), other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof.

“Officers’ Certificate” shall mean a certificate signed by two of the following officers or other representatives of the Company: the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company.

“Payment Account” shall mean each bank account to which the proceeds of Collateral are deposited or credited, and which is maintained in the name of the Collateral Agent, on terms acceptable to the Collateral Agent.

“Pension Plan” shall mean a pension plan or an employee benefit plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA, other than a Multi-employer Plan, or any other applicable laws, which a Grantor sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or has made contributions at any time during the immediately preceding five (5) plan years.

“Permitted Liens” shall mean and include all Liens that constitute “Permitted Liens” within the meaning of the Indenture as in effect on the date hereof.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Plan” shall mean any employee benefit plan (including such plans as defined in Section 3(3) of ERISA) which a Grantor sponsors or maintains or to which a Grantor or a Subsidiary of a Grantor makes, is making, or is obligated to make contributions and includes any Pension Plan.

“Pledged Debt” shall have the meaning set forth in Section 2(a).

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“Pledged Equity” shall have the meaning set forth in Section 2(a).

“Progress Billing” shall mean any invoice for goods sold or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon any Grantor’s or any Subsidiary of a Grantor’s completion of any further performance under the contract or agreement; provided that in no event will any invoice for rent under a Lease be considered a Progress Billing.

“Proprietary Rights” shall mean all of each Grantor’s now owned or hereafter arising or acquired licenses, franchises, permits, designs, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, designs, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

“Qualified Intermediary” shall mean any Person acting in its capacity as a qualified intermediary to facilitate any Like-Kind Exchange or operate and/or own a Like-Kind Exchange Account.

“Real Estate” shall mean all of each Grantor’s now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of each Grantor’s now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

“Receivables Securitization Transaction” shall mean any sale, discount, assignment, conveyance, participation, contribution to capital, grant of security interest in, pledge or other transfer by the Company or any Subsidiary of the Company of accounts receivable, lease receivables or other payment obligations owing to the Company or such Subsidiary of the Company or any interest in any of the foregoing, together in each case with any collections and other proceeds thereof, any collection or deposit account related thereto, and any collateral, guarantees or other property (other than Inventory or Equipment) or claims supporting or securing payment by the obligor thereon of, or otherwise related to, or subject to leases giving rise to, any such receivables.

“Rental Equipment” shall mean tangible personal property which is offered for sale or rent (or offered for sale as used equipment) by a Grantor in the ordinary course of its business or used in the business of the Grantors and their Subsidiaries and included in fixed assets in the consolidated accounts of Holdings, including Inventory that Holdings currently describes as “rental equipment” in such consolidated accounts, but excluding any Merchandise and Consumables Inventory.

“Requirement of Law” shall mean, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

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“Restricted Subsidiary” shall mean any “Restricted Subsidiary” of the Company under, and as defined in, the Indenture.

“Second Lien Agents” shall mean, collectively, the Notes Agent and each Additional Second Lien Agent.

“Second Lien Collateral Documents” shall mean, collectively, the Notes Collateral Documents and the Additional Second Lien Collateral Documents.

“Second Lien Documents” shall mean, collectively the Indenture Documents and the Additional Second Lien Documents.

“Second Lien Obligations” shall mean, collectively, the Indenture Obligations and the Additional Second Lien Obligations.

“Secured Obligations” shall mean the Second Lien Obligations.

“Secured Parties” shall mean, collectively, the Notes Secured Parties and the Additional Secured Parties.

“Secured Party Security Agreement Supplement” shall have the meaning set forth in Section 25(d).

“Securitization Transaction” means an Equipment Securitization Transaction or a Receivables Securitization Transaction.

“Security Collateral” shall have the meaning set forth in Section 2(a).

“Security Documents” shall mean the security agreements, collateral assignments, agency agreements and related agreements, instruments and documents executed and delivered pursuant to the Indenture, the Additional Second Lien Agreements (if any), the other Second Lien Documents or any of the foregoing (including, without limitation, financing statements under the UCC of the relevant states), as amended, supplemented, restated, renewed, refunded, replaced, restructured, repaid, refinanced or otherwise modified from time to time, and pursuant to which Collateral is pledged, assigned or granted to or on behalf of the Collateral Agent for the ratable benefit of the Secured Parties or notice of such pledge, assignment or grant is given.

“Security Interest” shall have the meaning set forth in Section 2(a).

“Software” shall mean all “software” as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Subsidiary” of a Person shall mean any corporation, association, partnership, limited liability company, unlimited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or

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one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of Holdings.

“Titled Goods” shall mean vehicles and similar items that are (a) subject to certificate-of-title statutes or regulations under which a security interest in such items are perfected by an indication on the certificates of title of such items (in lieu of filing of financing statements under the UCC) or (b) evidenced by certificates of ownership or other registration certificates issued or required to be issued under the laws of any jurisdiction.

“UCC” shall have the meaning set forth in Section 1.

“U.S. Bankruptcy Code” shall mean Title 11 of the United States Code, as now or hereafter in effect or any successor thereto.

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SCHEDULE I
to
AGREEMENT

PLEDGED EQUITY AND PLEDGED DEBT

PART I

Stock

Issuer	Certificate No.	No. of Shares	Grantor	Issued	Outstanding
United Rentals of Canada, Inc.	C-1	7,362.58	United Rentals Highway	11,327.04	11,327.04
	C-2		Technologies Gulf, LLC
	C-3
	C-4
United Rentals (Delaware), Inc.	P-1	30,000 (preferred stock)	United Rentals (North America), Inc.	30,000	30,000
United Rentals Highway Technologies Gulf, LLC	N/A	6,500	United Rentals (North America), Inc.	10,000	10,000
United Rentals (North America), Inc.	2	100	United Rentals, Inc.	100	100

Partnership and Membership Interests

Name of Company	Interest
United Rentals Financing Limited Partnership	United Rentals Nova Scotia (No. 1), ULC - 96.807% interest in URFLP United Rentals Nova Scotia (No. 2), ULC - 3.193% interest in URFLP
UR Canadian Financing Partnership	United Rentals Financing Limited Partnership — 99.898% interest (certificate nos. 17,18,19; total units: 15,828,268)
United Rentals Receivables LLC II	United Rentals (North America), Inc. is the sole member and United Rentals, Inc. is the manager
United Rentals Realty, LLC	United Rentals (North America), Inc. is the sole member and United Rentals, Inc. is the manager

1

PART II

Pledged Debt

Amended and Restated Global Intercompany Note, dated April 30, 2012.

2

SCHEDULE II
to
AGREEMENT

JURISDICTIONS OF ORGANIZATION

Grantor	State/Province of Organization	Type of Entity	Organizational I.D.
United Rentals, Inc.	Delaware	Corporation	2922505
United Rentals (North America), Inc.	Delaware	Corporation	5111514
United Rentals (Delaware), Inc.	Delaware	Corporation	3465858
United Rentals Highway Technologies Gulf, LLC	Delaware	Limited Liability Company	3329406
United Rentals Financing Limited Partnership	Delaware	Limited Partnership	4257258
United Rentals Realty, LLC	Delaware	Limited Liability Company	4598063

1

SCHEDULE III
to
AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Trademarks:

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
United Rentals, Inc.	ARGENTINA	UNITED RENTALS & Design	8/26/2014	3.348.578			043
United Rentals, Inc.	ARGENTINA	UNITED RENTALS & Design	1/13/2011	3.061.256	2609144	11/19/2013	037
United Rentals, Inc.	ARGENTINA	UNITED RENTALS & Design	11/29/1999	2254632	3.348.579	9/2/2004	42
United Rentals, Inc.	ARGENTINA	UNITED RENTALS & Design	1/13/2011	3061254	2492860	3/9/2012	35
United Rentals, Inc.	ARGENTINA	UNITED RENTALS & Design	11/29/1999	2254631	2601944	5/2/2001	37
United Rentals, Inc.	BRAZIL	UNITED RENTALS	4/12/2013	840.482.566			35
United Rentals, Inc.	BRAZIL	UNITED RENTALS & Design	4/12/2013	840.482.558			35
United Rentals, Inc.	BRAZIL	UNITED RENTALS	4/12/2013	840.482.582	1382524	4/8/2013	37
United Rentals, Inc.	BRAZIL	UNITED RENTALS	4/12/2013	840.482.604	1382525	4/8/2013	41
United Rentals, Inc.	BRAZIL	UNITED RENTALS	4/12/2013	840.482.639	1382644	4/8/2013	42
United Rentals, Inc.	BRAZIL	UNITED RENTALS	4/12/2013	840.482.655			44
United Rentals, Inc.	BRAZIL	UNITED RENTALS & Design	4/12/2013	840.482.531			37
United Rentals, Inc.	BRAZIL	UNITED RENTALS & Design	4/12/2013	840.482.523			41
United Rentals, Inc.	BRAZIL	UNITED RENTALS & Design	4/12/2013	840.482.515			42
United Rentals, Inc.	BRAZIL	UNITED RENTALS & Design	4/12/2013	840.482.507			44

1

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
United Rentals, Inc.	BRAZIL	LOCACAO ASSOCIADA (Portuguese Language)	5/16/2013	840.517.076			35
United Rentals, Inc.	BRAZIL	LOCACAO ASSOCIADA (Portuguese Language)	5/16/2013	840.517.033			37
United Rentals, Inc.	BRAZIL	LOCACAO ASSOCIADA (Portuguese Language)	5/16/2013	840.517.041			41
United Rentals, Inc.	BRAZIL	LOCACAO ASSOCIADA (Portuguese Language)	5/16/2013	840.517.050			42
United Rentals, Inc.	BRAZIL	LOCACAO ASSOCIADA (Portuguese Language)	5/16/2013	840.517.068			44
United Rentals, Inc.	CANADA	CORE 4	5/13/2014	1676754			N/A, N/A
United Rentals, Inc.	CANADA	DIRT CERT	5/13/2014	1676756			N/A, N/A
United Rentals, Inc.	CANADA	UNITED ACADEMY	5/12/2014	1676566			N/A, N/A
United Rentals, Inc.	CANADA	L’ÉQUIPMENT QU’IL VOUS FAUT.NOUS L’ÁVONS!	7/18/2000	1067463	TMA567559	9/18/2002	N/A
United Rentals, Inc.	CANADA	PERCO	2/20/1992	0699348	TMA417372	9/24/1993	N/A
United Rentals, Inc.	CANADA	PERCO & Design	2/20/1992	0699245	TMA417370	9/24/1993	N/A
United Rentals, Inc.	CANADA	CONSIDER IT DONE	3/27/2006	1295239	TMA733843	2/3/2009	N/A
United Rentals, Inc.	CANADA	DESIGN MARK	4/24/1998	0876279	TMA518170	10/19/1999	N/A
United Rentals, Inc.	CANADA	RSC	12/20/2005	1283822	TMA732177	1/13/2009
United Rentals, Inc.	CANADA	RSC Design (color)	1/18/2000	1043071	TMA559835	4/3/2002	N/A, N/A, N/A
United Rentals, Inc.	CANADA	RSC Design	1/18/2000	1043072	TMA549606	8/9/2001	N/A, N/A, N/A
United Rentals, Inc.	CANADA	RSC EQUIPMENT RENTAL	11/24/2004	1238456	TMA712055	4/16/2008	N/A
United Rentals, Inc.	CANADA	RSC Rental Service Corporation Design	1/18/2000	1043070	TMA558532	2/26/2002	N/A, N/A, N/A
United Rentals, Inc.	CANADA	RSC Rental Service Corporation Design (color)	1/18/2000	1043069	TMA560422	4/19/2002	N/A, N/A, N/A
United Rentals, Inc.	CANADA	THE RIGHT EQUIPMENT. RIGHT	3/29/2000	1052921	TMA575374	2/11/2003	N/A, N/A

2

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
		NOW!
United Rentals, Inc.	CANADA	TOTAL CONTROL	10/29/2003	1195024	TMA672415	9/12/2006	N/A
United Rentals, Inc.	CANADA	TRUE CAST	6/6/2014	1680159			N/A, N/A
United Rentals, Inc.	CANADA	UNITED RENTALS	4/23/1998	0876152	TMA518086	10/18/1999	N/A
United Rentals, Inc.	CANADA	UNITED RENTALS THE RIGHT EQUIPMENT RIGHT NOW! & Design	11/2/2000	1081162	TMA598919	1/9/2004	N/A
United Rentals, Inc.	CANADA	UR CONTROL	7/2/2014	1683390			N/A
United Rentals, Inc.	CANADA	UR JOBSITE	6/11/2014	1680797			N/A
United Rentals, Inc.	CANADA	URdata	3/28/2000	1052617	TMA566254	8/22/2002	N/A
United Rentals, Inc.	CHILE	UNITED RENTALS	5/20/2014	1.107.696			35, 37, 41, 43, 44,
United Rentals, Inc.	CHINA	UNITED RENTALS	3/11/2013	12242839			35
United Rentals, Inc.	CHINA	UNITED RENTALS	3/11/2013	12242836			42
United Rentals, Inc.	CHINA	UNITED RENTALS	3/11/2013	12242837			41
United Rentals, Inc.	CHINA	UNITED RENTALS	3/11/2013	12242838			37
United Rentals, Inc.	CHINA	UNITED RENTALS & Design	3/11/2013	12242831			42
United Rentals, Inc.	CHINA	UNITED RENTALS & Design	3/11/2013	12242833			37
United Rentals, Inc.	CHINA	UNITED RENTALS	3/11/2013	12242835			44
United Rentals, Inc.	CHINA	绝对控制 (TOTAL CONTROL in Chinese Characters)	4/11/2013	12406890			42
United Rentals, Inc.	CHINA	联合租赁 (United Rentals in Chinese Characters)	4/11/2013	12406894			37
United Rentals, Inc.	COSTA RICA	UNITED RENTAL AND DESIGNS	11/24/1999	1999-0009837	123726	2/5/2001
United Rentals, Inc.	COSTA RICA	UNITED RENTALS & Design	11/24/1999	1999-0009836	124540	10/22/2001	42
United Rentals, Inc.	COSTA RICA	UNITED RENTALS & Design	11/24/1999	1999-0009838	124567	10/22/2001	37

3

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
United Rentals, Inc.	EL SALVADOR	UNITED RENTALS & Design	12/1/1999	E-8478-99	12 BOOK 166	2/4/2003	37
United Rentals, Inc.	EL SALVADOR	UNITED RENTALS & Design	12/1/1999	1999008477	E-8477-99		35
United Rentals, Inc.	EL SALVADOR	UNITED RENTALS & Design	12/1/1999	1999008479			42
United Rentals, Inc.	EUROPEAN UNION (CTM)	UNITED RENTALS	3/7/2013	011636586	011636586	12/11/2013	35, 37, 41, 42, 44
United Rentals, Inc.	EUROPEAN UNION (CTM)	UNITED RENTALS & Design	3/7/2013	011636636	011636636	12/11/2013	35, 37, 41, 42, 44
United Rentals, Inc.	EUROPEAN UNION (CTM)	TOTAL CONTROL & Design	8/26/2013	012090056	012090056	5/14/2014	42
United Rentals, Inc.	HONDURAS	UNITED RENTALS & Design	5/18/2000	7244/2000	15.545	4/9/2010	35
United Rentals, Inc.	HONDURAS	UNITED RENTALS & Design	5/18/2000	7245/2000	7.329	12/27/2000	37
United Rentals, Inc.	HONDURAS	UNITED RENTALS & Design	5/18/2000	7246/2000	7.330	12/27/2000	42
United Rentals, Inc.	INDIA	UNITED RENTALS	3/15/2013	2496496			35, 37, 41, 42, 44
United Rentals, Inc.	INDIA	UNITED RENTALS & Design	3/15/2013	2496497			35, 37, 41, 42, 44
United Rentals, Inc.	INDIA	TOTAL CONTROL	3/15/2013	2496498			42
United Rentals, Inc.	INDIA	TOTAL CONTROL (in Hindi)	4/29/2013	2522122			42
United Rentals, Inc.	INDIA	UNITED RENTALS (in Hindi)	4/29/2013	2522123			35, 37, 41, 42, 44
United Rentals, Inc.	MEXICO	UNITED RENTALS	4/8/2013	1363045	145594	5/21/2014	35
United Rentals, Inc.	MEXICO	UNITED RENTALS & Design					35
United Rentals, Inc.	MEXICO	UNITED RENTALS	4/8/2013	1363046	1382524		37
United Rentals, Inc.	MEXICO	UNITED RENTALS	4/8/2013	1363047	1382525		41

4

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
United Rentals, Inc.	MEXICO	UNITED RENTALS	4/8/2013	1363048	1382644		42
United Rentals, Inc.	MEXICO	UNITED RENTALS	4/8/2013	1363051	13833046	7/18/2013	44
United Rentals, Inc.	MEXICO	CONSIDER IT DONE	5/22/2006	783726	957573	10/13/2006	37
United Rentals, Inc.	MEXICO	THE RIGHT EQUIPMENT. RIGHT NOW!	6/19/2000	0431682	681007	12/14/2000	42
United Rentals, Inc.	MEXICO	THE RIGHT EQUIPMENT. RIGHT NOW!	6/19/2000	0431685	680198	11/30/2000	37
United Rentals, Inc.	MEXICO	UNITED RENTALS & Design	4/19/2000	3900161.000	678920	11/28/2000	35
United Rentals, Inc.	MEXICO	UNITED RENTALS & Design	2/7/2000	409635	673099	9/29/2000	41
United Rentals, Inc.	MEXICO	UNITED RENTALS & Design	4/19/2000	0421989	660547	6/26/2000	40
United Rentals, Inc.	MEXICO	UNITED RENTALS & Design	2/7/2000	409634	696659	4/26/2001	42
United Rentals, Inc.	MEXICO	UNITED RENTALS & Design	2/7/2000	409633	669974	8/30/2000	37
United Rentals, Inc.	MEXICO	UNITED RENTALS & Design	2/7/2000	409632	673098	9/29/2000	39
United Rentals, Inc.	MEXICO	UNITED RENTALS EL EQUIPO ADECUADO. AL MOMENTO	11/19/2003	630143	848040	8/20/2004	43
United Rentals, Inc.	MEXICO	UNITED RENTALS EQUIPO ADECUADO. AL MOMENTO	11/19/2003	630144	848979	8/24/2004	35
United Rentals, Inc.	MEXICO	URDATA	7/4/2000	434407	730884	1/30/2002	42
United Rentals, Inc.	MEXICO	URDATA	7/4/2000	0434409	744011	4/30/2002	37
United Rentals, Inc.	MEXICO	PRIME	11/27/2014	1553660			37
United Rentals, Inc.	MEXICO	RSC	11/27/2014	1553659			39
United Rentals, Inc.	MEXICO	RSC EQUIPMENT RENTAL & Design	11/27/2014	1553662			37
United Rentals, Inc.	MEXICO	RSC EQUIPMENT RENTAL & Design	11/27/2014	1553661			35

5

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
		RENTAL & Design
United Rentals, Inc.	MEXICO	UNITED RENTALS EL MEJOR EQUIPO AHORITA! & Design	2/19/2003	588843	800860	7/23/2003	35
United Rentals, Inc.	NICARAGUA	UNITED RENTALS & Design	12/23/1999	99-04482	46612	1/24/2001	37
United Rentals, Inc.	NICARAGUA	UNITED RENTALS & Design	12/23/1999	99-04483	46613	1/24/2001	42
United Rentals, Inc.	NICARAGUA	UNITED RENTALS & Design	12/23/1999	99-04484	46614	1/24/2001	35
United Rentals, Inc.	PANAMA	UNITED RENTALS & Design	6/21/2000	108233	108233	11/20/2001	42
United Rentals, Inc.	PANAMA	UNITED RENTALS & design	6/21/2000	108235	108235	11/20/2001	35
United Rentals, Inc.	PANAMA	UNITED RENTALS & Design	6/21/2000	108234	108234	11/20/2001	37
United Rentals, Inc.	UNITED STATES	UNITED ACADEMY	12/16/2013	86/144,163			016, 041
United Rentals, Inc.	UNITED STATES	DIRT CERT	5/9/2014	86/277,011			16, 41
United Rentals, Inc.	UNITED STATES	CORE 4	5/9/2014	86/277,019			016, 041
United Rentals, Inc.	UNITED STATES	AXIOM	2/1/2011	85/231,517	4,203,041	9/4/2012	009, 042
United Rentals, Inc.	UNITED STATES	BECAUSE THERE’S NO TIME FOR DOWNTIME	2/18/2013	85/852,431	4,473,899	1/28/2014	037
United Rentals, Inc.	UNITED STATES	E2T	10/28/2009	77/859,863	3,840,358	8/31/2010	042
United Rentals, Inc.	UNITED STATES	GOT TOOLS?	4/14/2004	78/401,442	3,034,458	12/27/2005	037
United Rentals, Inc.	UNITED STATES	INFOMANAGER & Design	8/30/1991	74/199,553	1,765,625	4/20/1993	009
United Rentals, Inc.	UNITED STATES	LEASCO	2/28/2002	76/376,463	2,921,928	2/1/2005	037
United Rentals, Inc.	UNITED	MAKE IT RIGHT	8/8/2012	85/698,431	4,341,481	5/28/2013	036

6

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
	STATES
United Rentals, Inc.	UNITED STATES	NATIONAL PUMP & COMPRESSOR	12/3/2007	76/684,549	3,529,372	11/4/2008	035
United Rentals, Inc.	UNITED STATES	READY WHEN YOU ARE	11/22/2011	85/479,289	4,471,367	1/21/2014	037, 039, 040, 042, 044, 045
United Rentals, Inc.	UNITED STATES	RENTALMAN	10/26/2007	77/314,490	3,487,698	8/19/2008	009
United Rentals, Inc.	UNITED STATES	RSC & Design	7/7/1997	75/319,879	2,264,049	7/27/1999	035, 037, 042
United Rentals, Inc.	UNITED STATES	RSC	6/20/2005	78/654,302	3,403,076	3/25/2008	041
United Rentals, Inc.	UNITED STATES	RSC EQUIPMENT RENTAL	9/30/2004	78/492,574	3,313,502	10/16/2007	037, 039, 040, 044
United Rentals, Inc.	UNITED STATES	RSC EQUIPMENT RENTAL	9/30/2004	78/492,564	3,136,868	8/29/2006	035
United Rentals, Inc.	UNITED STATES	RSC RENTAL SERVICE CORPORATION & Design	8/1/1995	74/709,781	2,028,379	1/7/1997	037, 042
United Rentals, Inc.	UNITED STATES	THE RIGHT EQUIPMENT. RIGHT NOW!	2/17/2000	75/921,932	2,419,254	1/9/2001	035, 042
United Rentals, Inc.	UNITED STATES	THE UNDERGROUND EQUIPMENT SPECIALIST	7/21/1999	75/756,944	2,410,275	12/5/2000	037
United Rentals, Inc.	UNITED STATES	TOTAL CONTROL	5/7/2013	85/925,016	4,500,742	3/25/2014	042
United Rentals, Inc.	UNITED STATES	TOTAL CONTROL	4/30/2003	76/510,869	2,850,473	6/8/2004	009
United Rentals, Inc.	UNITED STATES	TRUE CAST	5/16/2013	85/933,838	4,523,322	4/29/2014	008, 009
United Rentals, Inc.	UNITED STATES	TRUE CAST	5/27/2011	85/332,396	4,207,189	9/11/2012	007
United Rentals, Inc.	UNITED STATES	UNITED GUARD	6/9/2011	85/342,236	4,083,970	1/10/2012	036
United Rentals, Inc.	UNITED	UNITED ACADEMY	12/16/2013	86/144,163			016, 041

7

Grantor	Country	Mark	File Date	Application #	Registration #	Registration Date	Classes Combined
	STATES
United Rentals, Inc.	UNITED STATES	UNITED RENTALS & Design	5/6/2013	85/924,283	4,513,570	4/15/2014	035, 041
United Rentals, Inc.	UNITED STATES	UNITED RENTALS & Design	6/6/2011	85/339,031	4,181,951	7/31/2012	035, 037, 043, 044
United Rentals, Inc.	UNITED STATES	UNITED RENTALS	3/5/1998	75/445,513	2,476,091	8/7/2001	035, 037, 042
United Rentals, Inc.	UNITED STATES	URDATA	3/24/2000	76/011,015	2,497,914	10/16/2001	035, 037
United Rentals, Inc.	UNITED STATES	US RENTALS & Design	2/25/1991	74/141,973	1,735,268	11/24/1992	037, 039
United Rentals, Inc.	UNITED STATES	YOU’RE BUILDING THE FUTURE. WE’RE HERE TO HELP.	9/11/2012	85/725,788	4,515,509	4/15/2014	035, 037, 044
United Rentals, Inc.	UNITED STATES	Circle Design	3/12/1998	75/449,210	2,406,720	11/21/2000	035, 037, 042
United Rentals, Inc.	UNITED STATES	RENT LESS. DO MORE.	9/10/2012	85/724,478	4,593,451	8/26/2014	042
United Rentals, Inc.	UNITED STATES	S.M.A.R.T. GPS	1/18/2013	85/827,019	4,607,399	9/16/2014	035
United Rentals, Inc.	UNITED STATES	SMART GPS	1/17/2013	85/825,570	4,607,398	9/16/2014	035
United Rentals, Inc.	UNITED STATES	UR CONTROL	1/7/2014	86/159,259	4,572,400	7/22/2014	042
United Rentals, Inc.	UNITED STATES	UR JOBSITE	6/11/2014	86/306,390			009

Patents:

Patent	Application No.	Registration No.	File Date
System and Method for Utilization-Based Computing of Emissions Attributable to Specific Equipment	61390901	Pending	7-Oct-2010

8

Copyrights:

Grantor	Copyright	Registration Number	Date of Publication	Description
United Rentals, Inc.	Total Control	TX5-866-708	10/23/2003	Computer program
United Rentals, Inc.	Total Control (2010 ed)	TXu001720977	10/4/2010	Computer program

9

Exhibit A to the
Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

To:    Wells Fargo Bank, National Association, as Collateral Agent

Ladies and Gentlemen:

Reference is made to (i) the Indenture, dated as of March 26, 2015 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Indenture”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), United Rentals (Delaware), Inc., a Delaware corporation, United Rentals Financing Limited Partnership, a Delaware limited partnership, United Rentals Highway Technologies Gulf, LLC, a Delaware limited liability company, United Rentals Realty, LLC, a Delaware limited liability company and Wells Fargo Bank, National Association, as Note Trustee and Notes Collateral Agent and (ii) the Amended and Restated Security Agreement dated as of March 26, 2015 and effective as of April 13, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Collateral Agent for the benefit of the Secured Parties.  Terms defined in the Security Agreement and not otherwise defined herein are used herein as defined in the Security Agreement.

SECTION 1.         Grant of Lien.  (a)  As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by the undersigned of all of its present and future Secured Obligations, the undersigned hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of the undersigned’s right, title and interest in or to any and all of the following properties and assets of the undersigned and all powers and rights of the undersigned in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”):

(i)            all Accounts;

(ii)           all Inventory, including all Rental Equipment;

(iii)          all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases;

(iv)          all documentation evidencing rights in any Inventory or Equipment, including all certificates, certificates of title, manufacturer’s statements of origin, and other collateral instruments;

1

(v)           all contract rights, including contract rights in respect of any Like-Kind Exchange;

(vi)          all Chattel Paper;

(vii)         all Documents;

(viii)        all Instruments;

(ix)          all Supporting Obligations and Letter-of-Credit Rights;

(x)           all General Intangibles (including Payment Intangibles and Software);

(xi)          all Goods;

(xii)         all Equipment;

(xiii)        all Investment Property, including the Security Collateral of the undersigned

(xiv)        all money, cash, cash equivalents, securities and other property of any kind of the undersigned held directly or indirectly by the Collateral Agent, any Second Lien Agent, the Credit Agreement Agent, any Lender (as defined in the Credit Agreement) or any of their Affiliates;

(xv)         all of the undersigned’s Material Accounts, credits, and balances with and other claims against the Collateral Agent, any Second Lien Agent, the Credit Agreement Agent or any Lender or any of their Affiliates or any other financial institution with which the undersigned maintains deposits, including all Payment Accounts;

(xvi)        all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and

(xvii)       all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;

provided, however, the “Collateral” shall not include any asset that is an Excluded Asset.

Subject to any limitations set forth in the Security Agreement, all of the Secured Obligations of the undersigned shall be secured by all of the Collateral of the undersigned and any other property of the undersigned that secures any of the Secured Obligations.

SECTION 2.         Representations and Warranties.  (a)  The undersigned represents and warrants to the Collateral Agent and the other Secured Parties that as of the date hereof:  (i)

2

Schedule I hereto identifies (A) the undersigned’s name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (B) the type of entity of the undersigned (including corporation, partnership, limited partnership or limited liability company), (C) the organizational identification number issued by the undersigned’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (D) the jurisdiction in which the undersigned is incorporated or organized; and (ii) the undersigned has only one state, province or territory of incorporation or organization.

(b)           The undersigned hereby makes each other representation and warranty set forth in the Security Agreement with respect to itself and the Collateral owned by it.  The undersigned hereby represents and warrants to the Collateral Agent and the other Secured Parties that the attached Schedule II contains all information with respect to itself and the Collateral owned by it that is required to be set forth in Schedule II to the Security Agreement with respect to the Grantors and their Collateral and Schedule III contains all information with respect to itself and the Security Collateral owned by it that is required to be set forth in Schedule I to the Security Agreement with respect to the Grantors and their Security Collateral.

(c)           The undersigned hereby makes each representation and warranty set forth in the Second Lien Documents that is made with respect to any Grantor.

SECTION 3.         Obligations Under the Security Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors.  The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.

SECTION 4.         Governing Law.  This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]
By
Title:

Address for notices:

3

SCHEDULE I
to
AGREEMENT

JURISDICTIONS OF ORGANIZATION

Grantor	State/Province of Organization	Type of Entity	Organizational I.D.

4

SCHEDULE II
to
AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Trademarks:

Grantor	Country	Trademark	Application or Registration No.	Filing Date	Registration Date

Patents:

Grantor	Country	Title	Application or Patent No.	Filing Date	Issue Date	Assignees

Copyrights:

Grantor	Country	Copyright	Application or Registration No.	Filing Date	Registration Date

5

SCHEDULE III
to
AGREEMENT

PLEDGED EQUITY AND PLEDGED DEBT

PART I

PART II

6

Exhibit B to the
Security Agreement

SECURED PARTY SECURITY AGREEMENT SUPPLEMENT

[Date of Secured Party Security Agreement Supplement]

To:    Wells Fargo Bank, National Association, as Collateral Agent

Ladies and Gentlemen:

Reference is made to (i) the Indenture, dated as of March 26, 2015 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Indenture”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), United Rentals (Delaware), Inc., a Delaware corporation, United Rentals Financing Limited Partnership, a Delaware limited partnership, United Rentals Highway Technologies Gulf, LLC, a Delaware limited liability company, United Rentals Realty, LLC, a Delaware limited liability company and Wells Fargo Bank, National Association, as Note Trustee and Notes Collateral Agent and (ii) the Amended and Restated Security Agreement dated as of March 26, 2015 and effective as of April 13, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Collateral Agent for the benefit of the Secured Parties.  Terms defined in the Security Agreement and not otherwise defined herein are used herein as defined in the Security Agreement.  This Secured Party Security Agreement Supplement is being executed and delivered pursuant to Section 25(d)(iv) of the Security Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being Additional Second Lien Obligations under the Security Agreement.

1.             Supplement.  The undersigned, [                                      ] (the “Additional Second Lien Agent”), as [                ] under that certain [                                        ], dated as of [          ], 20[    ] (the “Additional Second Lien Document”), among [            ] and the Additional Second Lien Agent, hereby agrees to become party as an Additional Second Lien Agent under the Security Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Security Agreement as fully as if the undersigned had executed and delivered the Security Agreement as of the date thereof.

2.             Lien Sharing and Priority Confirmation.  The undersigned Additional Second Lien Agent, on behalf of itself and each holder of the Additional Second Lien Obligations for which the undersigned is acting as Additional Second Lien Agent hereby agrees, for the enforceable benefit of all Secured Parties and as a condition to being treated as Secured Obligations under the Security Agreement that:

(a)           [except with respect to any limitations or exclusions as may be agreed with respect to the Collateral and Liens for the Additional Second Lien Obligations and specified in this Supplement or another agreement,] all Secured Obligations will be and are secured

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equally and ratably by all Liens at any time granted by any Grantor or any successor company to secure any Secured Obligations on the Collateral for such Secured Obligations, and that all such Liens will be enforceable by the Collateral Agent for the benefit of all Secured Parties equally and ratably;

(b)           the Additional Second Lien Agent and each Secured Party for which the undersigned is acting as Additional Second Lien Agent are bound by the provisions of the Security Agreement, including the provisions relating to the ranking of Liens and the order of application of proceeds from the enforcement of Liens; and

(c)           the Collateral Agent shall be the Additional Secured Parties’ collateral agent pursuant to reasonable terms and conditions agreed to by the Additional Second Lien Agent and the Collateral Agent, which terms shall not in any event be inconsistent with the provisions of the Security Agreement; and

(d)           the Collateral Agent shall perform its obligations under the Security Agreement.

3.             Governing Law.  This Secured Party Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

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IN WITNESS WHEREOF, the party hereto has caused this Secured Party Security Agreement Supplement to be executed by its respective officer or representative as of the date first above written.

[ ], as Additional Second Lien Agent

By:
Name:
Title:

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